 As filed with the U.S. Securities and Exchange Commission on May 1, 2003
                                                       Registration No. 33-75610
 -------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933    [_]
                     POST-EFFECTIVE AMENDMENT NO. 12   [X]
                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 26 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                 Foley & Lardner
                               3000 K Street, N.W.

                             Washington, D.C. 20007
                           --------------------------

It is proposed that this filing become effective (check appropriate box)

         [_] immediately upon filing pursuant to paragraph (b) of Rule 485

         [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485

         [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

         [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2003
                                for interests in
                      John Hancock Variable Life Account V
                       interests are made available under

                                     FLEX-V2
          a scheduled premium variable life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

-----------------------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 EQUITY OPTIONS:
  Equity Index  . . . . . . . . . . . . . . . . . .    SSgA Funds Management, Inc.
  Large Cap Value . . . . . . . . . . . . . . . . .    T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . . . . . . . . . .    Independence Investment LLC
  Earnings Growth . . . . . . . . . . . . . . . . .    Fidelity Management & Research Company
  Growth & Income . . . . . . . . . . . . . . . . .    Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Small/Mid Cap CORE (SM) . . . . . . . . . . . . .    Goldman Sachs Asset Management, L.P.
  Small/Mid Cap Growth. . . . . . . . . . . . . . .    Wellington Management Company, LLP
  International Equity Index  . . . . . . . . . . .    Independence Investment LLC
  International Opportunities . . . . . . . . . . .    T. Rowe Price International, Inc.
  Overseas Equity . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Emerging Markets Equity . . . . . . . . . . . . .    Van Kampen (a registered trade name of Morgan Stanley Investment Management
                                                        Inc.)
  Real Estate Equity  . . . . . . . . . . . . . . .    RREEF America LLC and Van Kampen (a registered trade name of Morgan Stanley
                                                        Investment Management Inc.)
 BALANCED OPTIONS:
  Managed . . . . . . . . . . . . . . . . . . . . .    Independence Investment LLC and Capital Guardian Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Bond Index  . . . . . . . . . . . . . . . . . . .    Standish Mellon Asset Management Company LLC
  Active Bond . . . . . . . . . . . . . . . . . . .    John Hancock Advisers, LLC
  High Yield Bond . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Global Bond . . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Money Market  . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             * * * * * * * * * * * *

                            GUIDE TO THIS PROSPECTUS


This prospectus is arranged in the following way:


   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.


   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.


   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 10.


   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 34.


   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 12 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Guaranteed
       Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option 2 - The death benefit will equal the greater of (1) the Guaranteed
       Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the Guaranteed
       Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any CDSC and administrative surrender charge that then applies . This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed beginning on page 22.

Partial Withdrawals

     Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components" on page 15). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.

Policy Loans

     You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Premium Recalculation Risk

     If you do not request a premium recalculation (as described on page 16) prior to the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary), then we will automatically perform the recalculation at the next policy anniversary. The recalculated base policy premium may be higher than the previous base policy premium.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 13 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $20 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page 13.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 MAXIMUM PREMIUM SALES   Upon payment of premium        5% of premium paid in
 CHARGE                                                 any policy year*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE      Upon payment of premium        2.35% of each premium
                                                        paid
-------------------------------------------------------------------------------
 DAC TAX CHARGE          Upon payment of premium        1.25% of each premium
                                                        paid
-------------------------------------------------------------------------------
 ADMINISTRATIVE          Upon lapse or surrender        $5 per $1,000 of
 SURRENDER CHARGE        within first 9 policy years    Guaranted Death
                                                        Benefit in policy
                                                        years 1-6**
-------------------------------------------------------------------------------
 MAXIMUM CONTINGENT      Upon surrender of the          15% of base policy
 DEFERRED SALES CHARGE   policy within the period       premiums due for
 (CDSC)                  stated                         surrenders in policy
                                                        years 1-6***

                         Upon decrease in Sum           Pro rata portion of
                         Insured                        applicable CDSC
-------------------------------------------------------------------------------
 MAXIMUM PREMIUM         Upon premium                   3% of amount of Excess
 RECALCULATION CHARGE    recalculation****              Value at the time of
                                                        premium recalculation
                                                        (currently 1.5%)
-------------------------------------------------------------------------------
 EXTRA MORTALITY RISK    Upon payment of premium        Up to $105.14 per
 CHARGE*****                                            $1,000 of current Sum
                                                        Insured
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL         Upon making a partial          $20
 WITHDRAWAL CHARGE       withdrawal
-------------------------------------------------------------------------------


    * The current charge applies only in policy years 1-10 and is only 3.5% for policies with face amounts equal to or great than $250,000.

   ** The administrative surrender charge decreases in later policy years as follows: for policy years 7 and 8, it is $4 per $1,000 of Guaranteed Death Benefit; and for policy year 9, it is $3 per $1,000 of Guaranteed Death Benefit.

  *** The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 12.85%; for policy year 8, it is 10%; for policy year 9, it is 7.77%; for policy year 10, it is 6%; for policy year 11, it is 4.55%; for policy year 12, it is 2.92%; for policy 13, it is 1.54%; and for policy years 14 and later, it is 0%.

 **** This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversay nearest the insured person's 69 th birthday, or (ii) the ninth policy anniversary.

***** This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

----------------------------------------------------------------------------------------------------------
                        PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
                                                                   AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------
        CHARGE           WHEN CHARGE IS DEDUCTED      GUARANTEED RATE           CURRENT RATE
----------------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*
  MINIMUM CHARGE . . .    Monthly                 $0.06 per $1,000 of AAR      $0.04 per $1,000 of AAR
  MAXIMUM CHARGE . . .    Monthly                 $165.34 per $1,000 of AAR    $41.60 per $1,000 of AAR
  CHARGE FOR REPRESEN-
  TATIVE INSURED PERSON . Monthly                 $0.10 per $1,000 of AAR      $0.14 per $1,000 of AAR
----------------------------------------------------------------------------------------------------------
 ISSUE CHARGE             Monthly in first        $20                          $20
                          policy year only
----------------------------------------------------------------------------------------------------------
 MAINTENANCE CHARGE       Monthly                 $8                           $8
----------------------------------------------------------------------------------------------------------
 GUARANTEED DEATH         Monthly                 3c per $1,000 of Guaranteed  1c per $1,000 of Guaranteed
 BENEFIT CHARGE                                   Death Benefit                Death Benefit
----------------------------------------------------------------------------------------------------------
 M&E CHARGE**             Daily from separate     .002% of assets              .002% of assets
                          account assets
----------------------------------------------------------------------------------------------------------

  * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The "minimum" rate shown in the table at the current rate is the rate in the twelfth policy year for a $1,000,000 policy issued to cover a 0 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

  ** This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option.The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .60%, respectively.

----------------------------------------------------------------------------------------------
                                  RIDER CHARGES
----------------------------------------------------------------------------------------------
        CHARGE           WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------
 INSURED OR SPOUSE YRT
  RIDER:*
  MINIMUM CHARGE . . .   Monthly                 $0.08 per $1,000 of YRT death benefit
  MAXIMUM CHARGE . . .   Monthly                 $83.33 per $1,000 of YRT death benefit
  CHARGE FOR
  REPRESENTATIVE
  INSURED PERSON . . .   Monthly                 $0.20 per $1,000 of YRT death benefit
----------------------------------------------------------------------------------------------
 CHILDREN'S INSURANCE    Monthly                 $0.50 per $1,000 Rider Sum Insured
  BENEFIT RIDER
----------------------------------------------------------------------------------------------
 ACCIDENTAL DEATH
  BENEFIT RIDER**
  MAXIMUM CHARGE . . .   Monthly                 $0.75 per $1,000 of accidental death benefit
  MAXIMUM CHARGE . . .   Monthly                 $1.71 per $1,000 of accidental death benefit
  CHARGE FOR
  REPRESENTATIVE
  INSURED PERSON . . .   Monthly                 $0.78 per $1,000 of accidental death benefit
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                  RIDER CHARGES
--------------------------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------
 DISABILITY PAYMENT OF
  PREMIUM RIDER:***
  MINIMUM CHARGE . . .   Monthly                     4.38% of Required Premium for base policy
                                                     (including ratings)
  MAXIMUM CHARGE . . .   Monthly                     15.16% of Required Premium for base policy
  CHARGE FOR                                         (including ratings)
  REPRESENTATIVE
  INSURED PERSON . . .   Monthly                     4.56% of Required Premium for base policy
                                                     (including ratings)
--------------------------------------------------------------------------------------------------
 APPLICANT PAYMENT OF
  PREMIUM RIDER: ****
  MINIMUM CHARGE . . .   Monthly                     0.003 times Required Premium for base policy
                                                     and all other riders
  MAXIMUM CHARGE . . .   Monthly                     0.04 times Required Premium for base policy
                                                     and all other riders
  CHARGE FOR
  REPRESENTATIVE
  INSURED PERSON . . .   Monthly                     0.004 times Required Premium for base policy
                                                     and all other riders
--------------------------------------------------------------------------------------------------

  * "YRT" stands for "Yearly Renewable Term". The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rate varies widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The "minimum" rate shown in the table is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The "maximum" rate shown in the table is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit.

  ** The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in the table is for an 85 year old female preferred non-tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

 *** The charge for this rider is determined by multiplying the total Required Premium for the base policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The "minimum" rate shown in the table is for a 17 year old insured person with a standard rider rating. The "maximum" rate shown in the table is for a 36 year old insured person with the maximum substandard rider rating. The "representative insured person" referred to in the table is a 35 year old with a standard rider rating.

**** The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The "minimum" rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The "maximum" rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The "representative applicant and insured person" referred to in the table are 35 and 0 years old, respectively.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF           0.23%                3.45%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF             0.23%                1.60%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------

  * Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The following table lists the JHVST funds that are underlying funds of this prospectus and that are subject to such reimbursement agreements.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectus for the Series Fund.

--------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . .     0.13%           N/A             0.10%           0.23%          0.00%           0.23%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . .     0.75%           N/A             0.08%           0.83%          0.00%           0.83%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . .     0.79%           N/A             0.08%           0.87%          0.00%           0.87%
--------------------------------------------------------------------------------------------------------------------------
Earnings Growth* . . . . . .     0.95%           N/A             0.09%           1.04%          0.00%           1.04%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . .     0.67%           N/A             0.08%           0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . .     0.77%           N/A             0.08%           0.85%          0.00%           0.85%
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE (SM). . .     1.05%           N/A             0.25%           1.30%          0.15%           1.15%
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth . . . .     0.97%           N/A             0.10%           1.07%          0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
International Equity Index .     0.18%           N/A             0.28%           0.46%          0.18%           0.28%
--------------------------------------------------------------------------------------------------------------------------
International Opportunities.     1.14%           N/A             0.41%           1.55%          0.31%           1.24%
--------------------------------------------------------------------------------------------------------------------------
Overseas Equity* . . . . . .     1.05%           N/A             0.40%           1.45%          0.30%           1.15%
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity  . .     1.50%           N/A             1.95%           3.45%          1.85%           1.60%
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . .     0.98%           N/A             0.09%           1.07%          0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . .     0.68%           N/A             0.08%           0.76%          0.00%           0.76%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . .     0.60%           N/A             0.08%           0.68%          0.00%           0.68%
--------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . .     0.14%           N/A             0.11%           0.25%          0.01%           0.24%
--------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . .     0.61%           N/A             0.08%           0.69%          0.00%           0.69%
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . .     0.80%           N/A             0.16%           0.96%          0.06%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Global Bond. . . . . . . . .     0.85%           N/A             0.16%           1.01%          0.06%           0.95%
--------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . .     0.25%           N/A             0.07%           0.32%          0.00%           0.32%
--------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE(SM) funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

       * Earnings Growth was formerly "Multi Cap Growth and Overseas Equity was formerly "Global Balanced."

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
Description of John Hancock Variable Life Account V . . . . . . . . . . . . .           12
Description of the Underlying Fund  . . . . . . . . . . . . . . . . . . . . .           12
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           13
 Changes we can make to the Series Fund or the Account  . . . . . . . . . . .           13
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .           13
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Required premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Excess Value and its components  . . . . . . . . . . . . . . . . . . . . . .           15
 How we calculate Basic Account Value . . . . . . . . . . . . . . . . . . . .           15
 Lapse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Options on Lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Amount of Required Premiums  . . . . . . . . . . . . . . . . . . . . . . . .           16
 Premium recalculation  . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Processing Premium Payments  . . . . . . . . . . . . . . . . . . . . . . . .           17
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .           18
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .           19
 Change of Sum Insured  . . . . . . . . . . . . . . . . . . . . . . . . . . .           19
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .           19
 Partial surrenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .           19
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .           19
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .           20
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .           20
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           21
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .           21
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .           21
 Limitation on number of investment options . . . . . . . . . . . . . . . . .           21

CONTENTS OF THIS SECTION                                                    BEGINNING ON PAGE
Surrender and Partial Withdrawals .........................................     21
 Full surrender ...........................................................     21
 Partial withdrawals ......................................................     21
Policy loans ..............................................................     21
 Repayment of policy loans ................................................     22
 Effects of policy loans ..................................................     22
Description of Charges at the Policy Level.................................     22
 Deductions from premium payments .........................................     22
 Deductions from account value ............................................     23
 Additional information about how certain policy charges work .............     24
 Other charges we could impose in the future ..............................     25
Description of Charges at the Fund Level ..................................     26
Other Policy Benefits, Rights and Limitations .............................     26
 Optional benefit riders you can add ......................................     26
 Variations in policy terms ...............................................     26
 Procedures for issuance of a policy ......................................     27
 Changes that we can make as to your policy ...............................     28
 The owner of the policy ..................................................     28
 Policy Cancellation Right ................................................     28
 Reports that you will receive ............................................     29
 Assigning your policy ....................................................     29
 When we pay policy proceeds ..............................................     29
 How do you communicate with us? ..........................................     30
Tax considerations ........................................................     31
 General ..................................................................     31
 Policy proceeds ..........................................................     31
 Other policy distributions ...............................................     31
 Diversification rules and ownership of the Account .......................     32
 7-pay premium limit ......................................................     32
 Corporate and H.R. 10 plans ..............................................     33
Legal matters .............................................................     33
Financial Statements Reference ............................................     33
Registration statement filed with the SEC .................................     33
Accounting and actuarial experts ..........................................     33

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT V

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account V (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUND

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of the John Hancock Variable Series Trust I, ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

     The fund manager shown on page 1 for any given fund is the entity that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors.

     The Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is the prospectus for the

Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to the Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". We require that your first premium at least equal your first "Required Premium" (discussed below). Except as noted below, you can make any other premium payments you wish at any time. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

Maximum premium payments

     If you have chosen the Option 1 or Option 2 death benefit (see "The Death Benefit" on page 18), Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page 31.

  Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance, or

     . that amount of premium would cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Required premiums

     The Policy Specifications page of your policy will show the "Required Premium" for the policy. In the policy application, you will choose one of the following "modes" of premium payment -- annual, semi-annual, quarterly or monthly. We make no additional charge for any of these choices of payment mode. You can request that we change your payment mode at any time.

     The scheduled date on which such a payment is "due" is referred to in the policy as a "modal processing date." Premiums are scheduled to be paid for the whole of the insured person's lifetime. If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the "premium component" of any Excess Value in your policy (see below).

Excess Value and its components

     As of the last business day in each policy month, we compare the account value of the policy against the "Basic Account Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.

     The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions. See "How we calculate Basic Account Value" below for further details.

     Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

How we calculate Basic Account Value

     The Basic Account Value at any time is what the policy's account value would have been at that time if (1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under "Premium recalculation" and its amount is specified in each policy.

     Notwithstanding the foregoing, if there is a policy loan outstanding, the Basic Account Value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current policy year.

Lapse

     If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Options on Lapse

     If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

     Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

     The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

     You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

     You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Amount of Required Premiums

     We initially determine the amount of your scheduled premium at the time your policy is issued, in accordance with our established rules and rates. It consists of a "base policy premium" plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain additional insurance benefits. These amounts will be set forth in the "Policy Specifications" section of your policy as the components of your Required Premium.

     The "base policy premium" is the amount of the Required Premium for an insured person in the "standard" underwriting risk class who has not purchased any additional insurance benefits by rider. The base policy premium will not change until the Required Premium recalculation discussed below, or until such time as you partially surrender the policy.

Premium recalculation

     You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary). The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.

     The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to "lock in" a base policy premium (and Required Premium) at any time prior to the feature's expiration, you can do so by requesting a premium recalculation.

     The amount of the new base policy premium after a premium recalculation depends on the insured person's sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy's "guaranteed maximum recalculation premium" based on the insured person's attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the "Policy Specifications" section of your policy.

     The guaranteed maximum recalculation premium increases as the insured person's attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy's account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.

     If your policy has any Excess Value at the time of the premium recalculation, the base policy premium will be less following the recalculation than it would have been had the recalculation been performed at the earliest possible date (i.e., at the time of policy issuance). Otherwise it will be more.

     As an example, consider a policy issued to a male standard risk non-smoker age 35 at issue with Death Benefit Option 1 in the amount of $100,000 and assuming current charge rates. If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.

                                         Base Policy Premium Following
                                   Recalculation Assuming Hypothetical Gross
                                           Annual Rate of Return of:
Policy Anniversary of
Premium Recalculation                  0%             6%              12%
 0 (Issue Date) ...............     $1,414.00      $1,414.00       $1,414.00
 5  ...........................     $1,607.99      $1,581.92       $1,551.41
10  ...........................     $1,900.30      $1,791.31       $1,635.15
15  ...........................     $2,334.72      $2,058.15       $1,566.76
20  ...........................     $3,008.11      $2,433.77       $1,151.92
25  ...........................     $4,077.27      $2,998.48       $    0.00
30  ...........................     $5,845.15      $3,914.46       $    0.00
35* ...........................     $8,404.00      $5,561.76       $    0.00

_____________

* Mandatory premium recalculation if you do not choose earlier date.

     We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% (currently 1 1/2%) of the policy's Excess Value exceeds at the time of the premium recalculation. See "Guaranteed death benefit charge" on page 23.

     The amount of any account value that is considered Excess Value under your policy may increase or decrease as a result of a premium recalculation. See "Excess Value and its components" above

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life ." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing Premium Payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium's due date.

     (3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

     (4) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

Change of Sum Insured

     You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

     Under our current administrative rules, you cannot request an increase in your Sum Insured.

Change of death benefit option

     On any policy anniversary after the first, you may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Partial surrenders

     You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge and any administrative surrender charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     . Face amount increases, when and if permitted by our administrative rules

     .    Change of death benefit option

     Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 31 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 22. We invest the rest in the investment options you've elected.

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 22.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge described on page 23. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

     All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed on page 17).

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

     . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

     . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

     Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components" on page 15). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.

POLICY LOANS

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

     . In policy years 2 and 3 -- 75% of that portion of your surrender value that is attributable to the variable investment options

     . In all later policy years -- 90% of that portion of your surrender value that is attributable to the variable investment options

     The minimum amount of each loan is $300, unless the loan is used to pay premiums. The interest charged on any loan is an effective annual rate of 5.0%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4% for the first 20 policy years and 4.5% thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 31).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

.. Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

.. DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

.. Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

.. Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

.. Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $ 8).

.. Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) If the Guaranteed Death Benefit at issue is $100,000 or more, the insured person may be eligible for the "preferred" underwriting class, which has the lowest cost of insurance charges for policies of this type. In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

.. Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1c per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3c per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.

.. Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

.. M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option.
   We guarantee that this charge will never exceed an effective annual rate of .60%.

.. Optional insurance benefits charges - An additional Required Premium must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

.. Premium recalculation charge - When we perform any recalculation as described in the subsection titled "Premium recalculation" on page 4, we deduct a one-time charge in the amount described in that subsection.

.. Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1,000 of the policy's Guaranteed Death benefit in policy years 1 through 6, $4 per $1,000 in policy years 7 and 8 and $3 per $1,000 in policy year 9. For insured persons age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four policy years. Currently a policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth policy year and is charged no more than $300 if the surrender or lapse is in the first four policy years. We may withdraw or modify these lower current charges at any time.

.. Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first thirteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the base policy premiums due (whether or not actually paid) on or before the date of surrender or lapse. (For this purpose base policy premiums are pro-rated through the end of the policy month in which the surrender or lapse occurs).

              ----------------------------------------------------------------------------------------
                                                               MAXIMUM CONTINGENT DEFERRED SALES
                                                             CHARGE AS A PERCENTAGE OF BASE POLICY
                                                                PREMIUMS DUE THROUGH EFFECTIVE
                FOR SURRENDERS OR LAPSES EFFECTIVE DURING:        DATE OF SURRENDER OR LAPSE
                            Policy Years 1-6                                15.00%

                              Policy Year 7                                 12.85%

                              Policy Year 8                                 10.00%

                              Policy Year 9                                  7.77%

                             Policy Year 10                                  6.00%

                             Policy Year 11                                  4.55%

                             Policy Year 12                                  2.92%

                             Policy Year 13                                  1.54%

                        Policy Year 14 and Later                                0%
              ----------------------------------------------------------------------------------------

   The amount of the CDSC is calculated on the basis of the base policy premium for the attained age of the insured person at the time the policy is issued. The base policy premium that we use to compute the CDSC is not affected by
   (1) any recalculation of the type referred to under "premium recalculation" on page 4, or (2) the non-mandatory character of any Required Premium due to Excess Value in the policy on that premium's due date. The CDSC, as reflected in the above table, reaches its maximum at the end of the sixth policy year and is reduced in each policy year thereafter until it reaches zero in policy year 14. At issue ages higher than 54, the maximum is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

.. Partial withdrawal charge - A charge of $20 for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. For example, if you paid a Required Premium of $1,000 in each of the first two policy years, you would pay total premium sales charges of $100. If instead you paid $2,000 (i.e., two times the Required Premium amount) in the first policy year, you would pay total premium sales charges of only $50. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 31.) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Method of decution

     We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 8 and 9) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

     The figures for the funds shown in the tables on pages 8 and 9 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

.. Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

.. Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person's 65th birthday, (iv) election to convert to permanent coverage on the child's 18th birthday, or (v) the child's 22nd birthday. Since we don't know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

.. Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

.. Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium.

.. Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 25. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Guaranteed Death Benefit at issue of $50,000. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     . The policy is delivered to and received by the applicant.

     . At least the first Required Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .  Combining or removing investment options

     .  Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     .  Determine when and how much you invest in the various investment options

     .  Borrow amounts you have in the investment options

     .  Withdraw any amount we consider to be "Excess Value" in your policy

     .  Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     .  Reduce the amount of insurance by surrendering part of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

  You have the right to cancel your policy within the latest of the following periods:

     .  10 days after you receive it (this period may be longer in some states);

     .  10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     .  45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Fund prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

     Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How do you communicate with us?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions." They include the following:

     .  surrenders (including partial surrenders) or partial withdrawals

     .  change of death benefit option

     .  change of beneficiary

     .  election of payment option for policy proceeds

     .  tax withholding elections

     .  election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .  loans

     .  transfers of account value among investment options

     .  change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Section 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                                PAGE
Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
account value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
attained age . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23
beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            20
business day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            13
changing Option 1 or 2 . . . . . . . . . . . . . . . . . . . . . . . . .            19
charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            22
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            31
contingent deferred sales charge . . . . . . . . . . . . . . . . . . . .            24
cost of insurance rates. . . . . . . . . . . . . . . . . . . . . . . . .            23
date of issue. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            27
death benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            22
Excess Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            15
expenses of the Series Fund. . . . . . . . . . . . . . . . . . . . . . .            26
fixed investment option. . . . . . . . . . . . . . . . . . . . . . . . .            13
full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            21
fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
grace period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            15
Guaranteed Death Benefit . . . . . . . . . . . . . . . . . . . . . . . .            18
guaranteed maximum recalculation premium . . . . . . . . . . . . . . . .            16
insurance charge . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23
insured person . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
investment options . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
JHVLICO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
John Hancock Variable Series Trust . . . . . . . . . . . . . . . . . . .            12
lapse. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            15
loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            21
loan interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            22
maximum premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14
minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .            19
modified endowment contract. . . . . . . . . . . . . . . . . . . . . . .            32
monthly deduction date . . . . . . . . . . . . . . . . . . . . . . . . .            27
mortality and expense risk charge. . . . . . . . . . . . . . . . . . . .            23
Option 1; Option 2; Option 3 . . . . . . . . . . . . . . . . . . . . . .             3
optional benefits charges. . . . . . . . . . . . . . . . . . . . . . . .            23
owner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            28
partial surrender. . . . . . . . . . . . . . . . . . . . . . . . . . . .            19
partial withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . .            21
partial withdrawal charge. . . . . . . . . . . . . . . . . . . . . . . .            24
payment options. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            20
policy anniversary . . . . . . . . . . . . . . . . . . . . . . . . . . .            27
policy year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            27
premium; premium payment . . . . . . . . . . . . . . . . . . . . . . . .             3
premium recalculation. . . . . . . . . . . . . . . . . . . . . . . . . .            16
premium sales charge . . . . . . . . . . . . . . . . . . . . . . . . . .            23
prospectus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2
receive; receipt . . . . . . . . . . . . . . . . . . . . . . . . . . . .            30
reinstate; reinstatement . . . . . . . . . . . . . . . . . . . . . . . .            16
Required Premium . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14
SEC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
Separate Account V . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
Series Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
Servicing Office . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Back Cover
special loan account . . . . . . . . . . . . . . . . . . . . . . . . . .            22
subaccount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
Sum Insured. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
surrender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
surrender charges. . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
surrender value. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . .            31
telephone transfers. . . . . . . . . . . . . . . . . . . . . . . . . . .            30
transfers of account value . . . . . . . . . . . . . . . . . . . . . . .            21
variable investment options. . . . . . . . . . . . . . . . . . . . . . .            12
we; us . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12
withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            21
withdrawal charge. . . . . . . . . . . . . . . . . . . . . . . . . . . .            24
you; your. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            28

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.




                            JHVLICO SERVICING OFFICE

                   EXPRESS DELIVERY               MAIL DELIVERY
                529 Main Street (X-4)              P.O. Box 111
                Charlestown, MA 02129            Boston, MA 02117


                        PHONE:                         FAX:
                    1-800-732-5543                1-617-886-3048




     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.




Investment Company Act File No. 811-5290

                      Statement of Additional Information
                               dated May 1, 2003
                                for interests in

              John Hancock Variable Life Account V ("Registrant")
                       Interests are made available under

                                    FLEX-V2
               a scheduled premium variable life insurance policy
                                   issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





Contents of this SAI                                         Beginning on page
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers . . . . . . . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            4

Description of the Depositor

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account V (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 50% of the base policy premiums (prior to any premium recalculation) premium that would be payable in the first policy year, 8% of the such premiums payable in the second through fourth policy years, and 3% of any such premiums received by us in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of such policy premium is 3%

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:


2002. . .       $100,282,138
2001. . .       $114,921,206
2000. . .       $121,926,879

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.




                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS



                                                             December 31
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Assets
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity - at amortized cost (fair value: 2002
  - $83.3; 2001 - $82.1) . . . . . . . . . . . . . . .   $    83.8   $    83.7
 Available-for-sale - at fair value (cost: 2002 -
  $2,949.3; 2001 - $2,391.9) . . . . . . . . . . . . .     3,011.3     2,412.5
Equity securities:
 Available-for-sale - at fair value (cost: 2002 -
  $11.1; 2001 - $12.1) . . . . . . . . . . . . . . . .        11.9        13.1
Mortgage loans on real estate. . . . . . . . . . . . .       668.4       580.9
Real estate. . . . . . . . . . . . . . . . . . . . . .        20.4        20.6
Policy loans . . . . . . . . . . . . . . . . . . . . .       359.4       352.0
Short-term investments . . . . . . . . . . . . . . . .         0.1          --
Other invested assets. . . . . . . . . . . . . . . . .        88.8        39.6
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     4,244.1     3,502.4
Cash and cash equivalents. . . . . . . . . . . . . . .       202.9       115.4
Accrued investment income. . . . . . . . . . . . . . .        70.1        60.8
Premiums and accounts receivable . . . . . . . . . . .         3.8        12.5
Deferred policy acquisition costs. . . . . . . . . . .     1,164.8     1,060.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       149.2       110.4
Other assets . . . . . . . . . . . . . . . . . . . . .       122.9       121.8
Separate account assets. . . . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31,
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,068.7   $ 3,335.4
Policyholders' funds . . . . . . . . . . . . . . . . .         3.3         3.0
Unearned revenue . . . . . . . . . . . . . . . . . . .       243.5       221.0
Unpaid claims and claim expense reserves . . . . . . .        24.7        25.0
Dividends payable to policyholders . . . . . . . . . .         0.4         0.3
Income taxes - Note 5. . . . . . . . . . . . . . . . .       229.8       191.1
Other liabilities. . . . . . . . . . . . . . . . . . .       298.5       242.7
Separate account liabilities . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    10,752.6    10,747.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       492.6       377.8
Accumulated other comprehensive income . . . . . . . .        21.4        12.9
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,088.9       965.6
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME



                                                   Years Ended December 31,
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Revenues
Premiums . . . . . . . . . . . . . . . . . . . .   $ 58.5    $ 60.1    $ 28.6
Universal life and investment-type product
 charges . . . . . . . . . . . . . . . . . . . .    356.0     365.4     337.1
Net investment income - Note 3 . . . . . . . . .    270.1     227.0     213.4
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(7.5), $(1.5) and $(3.8),
 respectively - Notes 1, 3, and 9. . . . . . . .    (20.8)     (9.0)    (10.6)
Other revenues . . . . . . . . . . . . . . . . .      1.3      24.0       0.2
                                                   ------    ------    ------
Total revenues . . . . . . . . . . . . . . . . .    665.1     667.5     568.7

Benefits and expenses
Benefits to policyholders. . . . . . . . . . . .    344.1     294.1     248.6
Other operating costs and expenses . . . . . . .     69.0      76.2     116.8
Amortization of deferred policy acquisition
 costs, excluding amounts related to net realized
 investment and other gains (losses) of $(7.5),
 $(1.5) and $(3.8), respectively - Notes 1, 3 and
 9 . . . . . . . . . . . . . . . . . . . . . . .     60.0      67.1      34.0
Dividends to policyholders . . . . . . . . . . .     18.8      21.4      26.1
                                                   ------    ------    ------

Total benefits and expenses. . . . . . . . . . .    491.9     458.8     425.5
                                                   ------    ------    ------

Income before income taxes and cumulative effect
 of accounting change. . . . . . . . . . . . . .    173.2     208.7     143.2

Income taxes - Note 5. . . . . . . . . . . . . .     58.4      62.2      43.8
                                                   ------    ------    ------

Income before cumulative effect of accounting
 change. . . . . . . . . . . . . . . . . . . . .    114.8     146.5      99.4

Cumulative effect of accounting change, net of
 tax . . . . . . . . . . . . . . . . . . . . . .       --      (1.6)       --
                                                   ------    ------    ------

Net income . . . . . . . . . . . . . . . . . . .   $114.8    $144.9    $ 99.4
                                                   ======    ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME


                                                       Accumulated
                                Additional                Other          Total
                        Common   Paid In    Retained  Comprehensive  Shareholder's   Outstanding
                        Stock    Capital    Earnings     Income         Equity         Shares
                        ------  ----------  --------  -------------  -------------  -------------
                                        (in millions, except for share amounts)

Balance at January 1,
 2000 . . . . . . . .    $2.5     $572.4     $133.5      $(13.4)       $  695.0         50.0

Comprehensive income:
Net income. . . . . .                          99.4                        99.4
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                      11.2            11.2
                                                                       --------
Comprehensive income                                                      110.6
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2000 . . . . . .    $2.5     $572.4     $232.9      $ (2.2)       $  805.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
Net income. . . . . .                         144.9                       144.9
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                       7.9             7.9
                                                                       --------
Comprehensive income.                                                     152.8
Change in accounting
 principle. . . . . .                                       7.2             7.2
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4     $377.8      $ 12.9        $  965.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
 Net income . . . . .                         114.8                       114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      10.0            10.0
 Cash Flow Hedges . .                                      (1.5)           (1.5)
                                                                       --------
Comprehensive income.                                                     123.3
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4     $492.6      $ 21.4        $1,088.9         50.0
                         ====     ======     ======      ======        ========         ====


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                Years Ended December 31,
                                               2002        2001        2000
                                             ----------  ----------  ----------
                                                      (in millions)
Cash flows from operating activities:
 Net income                                  $   114.8   $   144.9    $  99.4
   Adjustments to reconcile net income to
    net cash (used in) provided by
    operating activities:
    Amortization of discount - fixed
     maturities. . . . . . . . . . . . . .        (0.3)       (0.4)      (1.9)
    Net realized investment and other
     losses. . . . . . . . . . . . . . . .        20.8         9.0       10.6
    Change in deferred policy acquisition
     costs . . . . . . . . . . . . . . . .      (124.6)      (74.1)    (141.5)
    Depreciation and amortization. . . . .         1.3         0.3        1.9
    Increase in accrued investment income.        (9.3)       (8.6)     (10.2)
    Decrease (increase) in premiums and
     accounts receivable . . . . . . . . .         8.7        (5.5)       0.3
    (Increase) decrease in other assets and
     other liabilities, net. . . . . . . .       (28.0)     (159.2)      70.7
    (Decrease) increase in policy
     liabilities and accruals, net . . . .       (53.3)      289.1     (401.1)
    Increase in income taxes . . . . . . .        33.5       118.7       22.5
                                             ---------   ---------    -------
    Net cash (used in) provided by
     operating activities. . . . . . . . .       (36.4)      314.2     (349.3)
Cash flows from investing activities:
 Sales of:
   Fixed maturities available-for-sale . .       460.2       184.6      194.6
   Equity securities available-for-sale. .         7.4         6.0        1.0
   Real estate . . . . . . . . . . . . . .         0.3         3.3        0.2
   Short-term investments and other
    invested assets                                 --          --        1.3
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity . . .         3.2         4.5       79.9
   Fixed maturities available-for-sale . .       155.7       180.4       91.5
   Short-term investments and other
    invested assets. . . . . . . . . . . .        24.9        46.5       10.1
   Mortgage loans on real estate . . . . .        90.7        66.4       85.6
 Purchases of:
   Fixed maturities held-to-maturity . . .        (3.1)       (5.1)    (127.2)
   Fixed maturities available-for-sale . .    (1,174.5)   (1,112.3)    (424.7)
   Equity securities available-for-sale. .        (3.9)       (6.1)      (0.6)
   Real estate . . . . . . . . . . . . . .        (0.1)       (0.6)      (0.4)
   Short-term investments and other
    invested assets. . . . . . . . . . . .       (73.3)      (39.6)     (38.8)
   Mortgage loans on real estate issued. .      (170.4)      (85.0)    (100.5)
   Other, net. . . . . . . . . . . . . . .       (10.1)      (25.6)     (41.5)
                                             ---------   ---------    -------
    Net cash used in investing activities.   $  (693.0)  $  (782.6)   $(269.5)



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                 Years Ended December 31,
                                                2002       2001        2000
                                              ---------  ---------  -----------
                                                      (in millions)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . .   $1,232.1   $1,220.7    $1,067.2
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . .     (415.2)    (914.2)     (430.7)
                                              --------   --------    --------
 Net cash provided by financing activities.      816.9      306.5       636.5
                                              --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . .       87.5     (161.9)       17.7
Cash and cash equivalents at beginning of
 year . . . . . . . . . . . . . . . . . . .      115.4      277.3       259.6
                                              --------   --------    --------
Cash and cash equivalents at end of year. .   $  202.9   $  115.4    $  277.3
                                              ========   ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies


Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.


Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Special purpose entities (SPEs) in which the Company does not have a controlling financial interest are accounted for under guidance appropriate to each relationship.


Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and
102.0 million shares of common stock were issued at a price of $17.00 per share.


Investments

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.
When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-redeemable preferred stock, and are classified as available for sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $10.6 million at December 31, 2002 and 2001, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).


Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.


Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are
recorded as unearned revenue.   For non-participating term life insurance
products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 6.2% and the total amortization period life was 30 years for universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amortization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million of unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 unlocking a reduction of approximately $16.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $60.0 million, $67.1 million and $34.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.


Value of Business Acquired

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 - Value of Business Acquired for presentation of summarized financial information regarding VOBA.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.


Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue.

Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.


Participating Insurance

Participating business represents approximately 5.4% and 7.6% of the Company's life insurance in-force at December 31, 2002 and 2001, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.


Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.


Foreign Currency Translation

Gains or losses on foreign currency transactions are reflected in earnings.


Cumulative Effect of Accounting Changes

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).


Recent Accounting Pronouncements


FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
 Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation.
 DIG B 36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial positions, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation 46 - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.
  Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company does not believe it is reasonably possible that any of its relationships with VIEs would lead to the Company consolidating any of them. The Company also estimates that none of its relationships with VIEs are significant to the Company.


SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. SFAS No. 148 is relevant to the Company to the extent that the Company is allocated stock-based compensation expenses from JHFS, its ultimate corporate parent, which conducts stock-based compensation programs. JHFS will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption by JHFS of the fair value provisions of SFAS No. 123 will have a material impact on JHFS' net income, and on the Company's net income. JHFS has adopted the disclosure provisions of SFAS No. 148.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied by JHFS. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. JHFS adopted APB No. 25 upon its demutualization and IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the JHFS's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. JHFS was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the JHFS's or the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote. As of December 31, 2002, the Company performed a review of its contractual obligations and found none which fall under the scope of FIN 45.


Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.


SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's results of operations or financial position.


SFAS No. 141, Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.


Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.


Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL use to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.


Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $161.8 million, $155.1 million and $170.6 million for the year ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002 and 2001, respectively, the Company owed John Hancock $15.2 million and $17.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $1.4 million, $11.8 million and $24.2 million of cash for tax, commission and expense allowances for the years ended December 31, 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $1.1 million, $1.7 million and $0.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.2 million and $107.5 million as of December 31, 2002 and 2001, respectively. This agreement had no impact on the Company's gain from operations before income taxes.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.4 million and $1.0 million from the Company in 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million, $0.8 million and $1.1 million in 2002, 2001, and 2000, respectively.

At December 31, 2002 and 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2002 and 2001, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 9.3 million, $10.4 million and $16.0 million in 2002, 2001 and 2000, respectively. The pension plan prepaid expense allocated to the Company amounted to $72.6 million and $64.3 million in 2002 and 2001, respectively.


Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:



                                                    Years Ended December 31,
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Net Investment Income
 Fixed maturities . . . . . . . . . . . . . . . .   $201.3   $160.1    $138.5
 Equity securities. . . . . . . . . . . . . . . .      0.1      0.3       0.2
 Mortgage loans on real estate. . . . . . . . . .     46.8     42.3      44.3
 Real estate. . . . . . . . . . . . . . . . . . .      4.5      2.3       4.1
 Policy loans . . . . . . . . . . . . . . . . . .     20.9     21.1      17.1
 Short-term investments . . . . . . . . . . . . .      1.6      6.3      19.4
 Other. . . . . . . . . . . . . . . . . . . . . .      2.5      3.3       1.1
                                                    ------   ------    ------
 Gross investment income. . . . . . . . . . . . .    277.7    235.7     224.7
   Less investment expenses . . . . . . . . . . .      7.6      8.7      11.3
                                                    ------   ------    ------
    Net investment income . . . . . . . . . . . .   $270.1   $227.0    $213.4
                                                    ======   ======    ======

Net Realized Investment and other Gains (Losses),
 Net of Related Amortization of Deferred Policy
 Acquisition Costs
 Fixed maturities . . . . . . . . . . . . . . . .   $(39.9)  $(25.1)   $(16.0)
 Equity securities. . . . . . . . . . . . . . . .      2.5      3.8       0.8
 Mortgage loans on real estate and real estate. .      0.8     (1.2)     (2.3)
 Derivatives and other invested assets. . . . . .      8.3     12.0       3.1
 Amortization adjustment for deferred policy
  acquisition costs . . . . . . . . . . . . . . .      7.5      1.5       3.8
                                                    ------   ------    ------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs . . . . . . . . . . . . . . .   $(20.8)  $ (9.0)   $(10.6)
                                                    ======   ======    ======



Gross gains of $12.7 million, $6.5 million, and $1.5 million and gross losses of $13.3 million, $3.3 million, and $6.0 million in 2002, 2001 and 2000, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:



                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
 Mortgage-backed securities . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
Available-for-Sale:
 Corporate securities . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
 Mortgage-backed securities . .      489.9       28.6      (14.1)        504.4
 Obligations of states and
  political subdivisions. . . .        6.2        0.3         --           6.5
 Debt securities issued by
  foreign governments . . . . .        3.6        0.3       (0.1)          3.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
 Total fixed maturities . . . .    2,949.3      158.5      (96.5)      3,011.3
 Equity securities. . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========





                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities . . . . .   $   65.0     $  --       $ 0.8      $   64.2
 Mortgage-backed securities . .       18.7       0.2         1.0          17.9
                                  --------     -----       -----      --------
   Total fixed maturities
    held-to-maturity. . . . . .   $   83.7     $ 0.2       $ 1.8      $   82.1
                                  ========     =====       =====      ========
Available-for-Sale:
 Corporate securities . . . . .   $1,867.5     $67.5       $44.2      $1,890.8
 Mortgage-backed securities . .      296.7       6.3         4.7         298.3
 Obligations of states and
  political subdivisions. . . .        0.9        --          --           0.9
 Debt securities issued by
  foreign governments . . . . .        7.2       0.5          --           7.7
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .      219.6       1.1         5.9         214.8
                                  --------     -----       -----      --------
 Total. . . . . . . . . . . . .    2,391.9      75.4        54.8       2,412.5
 Equity securities. . . . . . .       12.1       1.5         0.5          13.1
                                  --------     -----       -----      --------
   Total. . . . . . . . . . . .   $2,404.0     $76.9       $55.3      $2,425.6
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:



                                                         Amortized      Fair
                                                            Cost       Value
                                                         ----------  ----------
                                                            (in millions)
Held-to-Maturity:
Due in one year or less. . . . . . . . . . . . . . . .    $    2.3    $    2.3
Due after one year through five years. . . . . . . . .         2.8         2.9
Due after five years through ten years . . . . . . . .        15.6        15.6
Due after ten years. . . . . . . . . . . . . . . . . .        52.1        51.4
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .        11.0        11.1
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $   83.8    $   83.3
                                                          ========    ========
Available-for-Sale:
Due in one year or less. . . . . . . . . . . . . . . .    $  146.0    $  148.0
Due after one year through five years. . . . . . . . .       868.7       892.8
Due after five years through ten years . . . . . . . .       969.3       989.5
Due after ten years. . . . . . . . . . . . . . . . . .       475.4       476.6
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .       489.9       504.4
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $2,949.3    $3,011.3
                                                          ========    ========



Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $169.9 million and $300.0 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.



                                Balance at                          Balance at
                                Beginning                              End
                                 of Year    Additions  Deductions    of Year
                                ----------  ---------  ----------  ------------
                                                (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate     $5.5         --        $2.6         $2.9
 Real estate to be disposed of      0.8         --         0.8           --
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                   ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate     $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of      0.7        0.1          --          0.8
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                   ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate     $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of       --        0.7          --          0.7
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $3.8       $1.9        $ --         $5.7
                                   ====       ====        ====         ====



At December 31, 2002 and 2001 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:



                                                               December 31,
                                                               2002     2001
                                                             --------  --------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .      --      $ 2.4
Provision for losses . . . . . . . . . . . . . . . . . . .      --       (1.2)
                                                                -       -----
Net impaired mortgage loans on real estate . . . . . . . .      --      $ 1.2
                                                                =       =====



The average investment in impaired loans and the interest income recognized on impaired loans were as follows:



                                                    Years Ended December 31,
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Average recorded investment in impaired loans. .     $1.2      $3.3      $2.1
Interest income recognized on impaired loans . .       --       0.5       0.3



The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $3.5 million as of December 31, 2002 and
$3.3 million as of December 31, 2001.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:



                                                    Years Ended December 31,
                                                   -------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Expected . . . . . . . . . . . . . . . . . . . .     $0.3      $0.4      $0.2
Actual . . . . . . . . . . . . . . . . . . . . .      0.2       0.4       0.2



At December 31, 2002, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:



                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments. . . . . .      $109.8      East North Central . .       $ 80.2
Hotels. . . . . . . .        24.7      East South Central . .         26.1
Industrial. . . . . .        84.4      Middle Atlantic. . . .         62.3
Office buildings  . .       179.0      Mountain . . . . . . .         42.8
Retail. . . . . . . .        76.9      New England. . . . . .         46.6
Mixed Use . . . . . .          --      Pacific. . . . . . . .        135.5
Agricultural. . . . .        11.4      South Atlantic . . . .        186.3
Other . . . . . . . .       174.0      West North Central . .         23.9
                             11.1      West South Central . .         64.4
                                       Canada/Other . . . . .          3.2
Allowance for losses.        (2.9)     Allowance for losses .         (2.9)
                           ------                                   ------
Total . . . . . . . .      $668.4      Total. . . . . . . . .       $668.4
                           ======                                   ======



Bonds with amortized cost of $26.9 million were non-income producing for year ended December 31, 2002.

No depreciation expense on investment real estate was realized for the year ended December 31, 2002. Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000. Accumulated depreciation was $2.8 million, and $2.8 million at December 31, 2002, and 2001, respectively.


Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 was $6.4 million and $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001 was $ $45.8 million and $12.0 million and appears on the consolidated balance sheet in other liabilities.


Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

At December 31, 2002 and 2001, the Company recognized net gains of $0.9 million and net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and no net gain and a net loss of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2002, all of the Company's hedged firm commitments qualified as fair value hedges.


Cash Flow Hedges

The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

At December 31, 2002 and 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net loss of $1.5 million and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2002.

No amounts were reclassified from other accumulated comprehensive income to earnings in 2002 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

During 2002, none of the Company's cash flow hedges were discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.


Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate floor agreements to manage exposure to interest rate risk associated with minimum interest rates guarantees in certain of its life insurance and annuity businesses.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:



                                                      Year Ended December 31,
                                                      ------------------------
                                                       2002      2001     2000
                                                      --------  ------  --------
                                                           (in millions)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .   $ (9.8)   $30.1    $15.2
 Foreign. . . . . . . . . . . . . . . . . . . . . .     (0.2)      --      0.6
                                                      ------    -----    -----
                                                       (10.0)    30.1     15.8
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .     68.4     32.1     28.0
                                                      ------    -----    -----

 Total income taxes . . . . . . . . . . . . . . . .   $ 58.4    $62.2    $43.8
                                                      ======    =====    =====



A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:



                                                    Year Ended December 31,
                                                   ------------------------
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Tax at 35% . . . . . . . . . . . . . . . . . . .    $60.6    $73.0     $50.1
Add (deduct):
 Equity base tax . . . . . . . . . . . . . . . .       --     (9.0)     (5.6)
 Prior years taxes . . . . . . . . . . . . . . .      2.2      2.1        --
 Tax credits . . . . . . . . . . . . . . . . . .     (0.8)    (0.4)     (0.6)
 Foreign taxes . . . . . . . . . . . . . . . . .      0.2       --       0.6
 Tax exempt investment income. . . . . . . . . .     (3.6)    (5.6)     (0.7)
 Other . . . . . . . . . . . . . . . . . . . . .     (0.2)     2.1        --
                                                    -----    -----     -----
   Total income taxes. . . . . . . . . . . . . .    $58.4    $62.2     $43.8
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:



                                                               December 31,
                                                               2002      2001
                                                              -------  --------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments . . . . . . . . . . . . . . . .   $250.0    $238.1
 Other employee benefits. . . . . . . . . . . . . . . . . .     20.2      20.1
 Book over tax basis of investments . . . . . . . . . . . .     12.0      12.0
                                                              ------    ------
   Total deferred tax assets. . . . . . . . . . . . . . . .    282.2     270.2
                                                              ------    ------
Deferred tax liabilities:
 Deferred policy acquisition costs. . . . . . . . . . . . .    419.5     373.7
 Depreciation . . . . . . . . . . . . . . . . . . . . . . .      2.1       2.1
 Basis in partnerships. . . . . . . . . . . . . . . . . . .       --       0.6
 Market discount on bonds . . . . . . . . . . . . . . . . .      2.9       1.2
 Lease income . . . . . . . . . . . . . . . . . . . . . . .     71.5      47.0
 Unrealized gains . . . . . . . . . . . . . . . . . . . . .     12.8       6.8
 Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     10.6        --
                                                              ------    ------
   Total deferred tax liabilities . . . . . . . . . . . . .    519.4     431.4
                                                              ------    ------
   Net deferred tax liabilities . . . . . . . . . . . . . .   $237.2    $161.2
                                                              ======    ======



The Company made income tax payments of $27.2 million and $62.9 million in 2002 and 2000, respectively and received an income tax refund of $32.4 million in 2001.


Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:



                               2002               2001               2000
                        ------------------  -----------------  -----------------
                                  Premiums           Premiums            Premiums
                        Written    Earned   Written   Earned   Written    Earned
                        --------  --------  -------  --------  -------  ----------
                                             (in millions)
Life Insurance:
 Direct . . . . . . .   $105.3    $105.3    $ 82.0   $ 82.0    $34.1      $34.1
 Ceded. . . . . . . .    (46.8)    (46.8)    (21.9)   (21.9)    (5.5)      (5.5)
                        ------    ------    ------   ------    -----      -----
   Net life insurance
    premiums. . . . .   $ 58.5    $ 58.5    $ 60.1   $ 60.1    $28.6      $28.6
                        ======    ======    ======   ======    =====      =====



For the year ended December 31, 2002, 2001 and 2000, benefits to policyholders under life ceded reinsurance contracts were $7.9 million, $3.8 million and $3.0 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Commitments and Contingencies


Commitments

The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $28.1 million, $28.0 million and $33.8 million, respectively, at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $93.3 million at December 31, 2002. The majority of these commitments expire in 2003.


Contingencies


Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $2.7 million and $7.0 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief (ADR) and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.


Modal Premium

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $6.9 million reserve ($4.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement.
 In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.


Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:



                                                       Net
                                                   Accumulated    Accumulated
                                          Net         Gain           Other
                                       Unrealized    (Loss)      Comprehensive
                                          Gain       on Cash        Income
                                         (Loss)    Flow Hedges     (Losses)
                                       ----------  -----------  ---------------
                                                   (in millions)
Balance at January 1, 2000 . . . . .    $(13.4)         --          $(13.4)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $9.7 million) . . . . . . . . . . .      18.0          --            18.0
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax benefit of $1.6 million)     (2.9)         --            (2.9)
    Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $2.1 million)      (3.9)         --            (3.9)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      11.2          --            11.2
                                        ------       -----          ------
Balance at December 31, 2000 . . . .    $ (2.2)         --          $ (2.2)
                                        ======       =====          ======

Balance at January 1, 2001 . . . . .    $ (2.2)         --          $ (2.2)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $7.2 million) . . . . . . . . . . .      11.8          --            11.8
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax expense of $1.1 million)      2.1          --             2.1
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $3.2 million)      (6.0)         --            (6.0)
                                        ------       -----          ------
Net unrealized gains (losses). . . .       7.9          --             7.9
Change in accounting principle . . .       7.2          --             7.2
                                        ------       -----          ------
Balance at December 31, 2001 . . . .    $ 12.9          --          $ 12.9
                                        ======       =====          ======

Balance at January 1, 2002 . . . . .    $ 12.9          --          $ 12.9
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $12.9 million). . . . . . . . . . .      22.9          --            22.9
Reclassification adjustment for gains
 (losses), realized in net income
 (net of deferred income tax benefit
 of $0.2 million). . . . . . . . . .      (0.4)         --            (0.4)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $6.7 million)     (12.5)         --           (12.5)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      10.0          --            10.0
Net accumulated gains(losses) on cash
 flow hedges (net of deferred income
 tax benefit of $0.8 million). . . .        --       $(1.5)           (1.5)
                                        ------       -----          ------
Balance at December 31, 2002 . . . .    $ 22.9       $(1.5)         $ 21.4
                                        ======       =====          ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:



                                                      2002     2001     2000
                                                     -------  -------  --------
                                                          (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities. . . . . . . . . . . . . . . .   $ 62.0   $ 20.6    ($7.0)
   Equity investments. . . . . . . . . . . . . . .      0.8      1.0      1.0
   Derivatives and other . . . . . . . . . . . . .     (0.9)     5.2      0.3
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .     61.9     26.8     (5.7)
Amounts of unrealized investment (gains) losses
 attributable to:
 Deferred policy acquisition cost and present value
  of future profits. . . . . . . . . . . . . . . .    (26.2)    (7.1)     2.1
 Deferred federal income taxes . . . . . . . . . .    (12.8)    (6.8)     1.4
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .    (39.0)   (13.9)     3.5
                                                     ------   ------    -----
Net unrealized investment gains (losses) . . . . .   $ 22.9   $ 12.9    ($2.2)
                                                     ======   ======    =====



(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.



                                                       2002     2001     2000
                                                      -------  ------  --------
                                                           (in millions)
Statutory net income. . . . . . . . . . . . . . . .   $ 61.4   $ 13.1   $ 26.6
Statutory surplus . . . . . . . . . . . . . . . . .    682.3    647.0    527.2



Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:



                                                        Asset
Year ended December 31, 2002              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenue from external customers. . . .   $   384.2   $   31.6     $   415.8
 Net investment income. . . . . . . . .       266.8        3.3         270.1
                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                          =========   ========     =========
Net Income:
 Segment after-tax operating income . .       140.2       (8.1)        132.1
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
 Class action lawsuit . . . . . . . . .        (4.5)        --          (4.5)
 Restructuring charges. . . . . . . . .         0.3         --           0.3
                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                          =========   ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $     4.2   $     --     $     4.2
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        28.8       31.2          60.0
 Income tax expense . . . . . . . . . .        65.3       (6.9)         58.4
 Segment assets . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .         7.5         --           7.5
                                          ---------   --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (20.4)      (0.4)        (20.8)
 Less income tax effect . . . . . . . .         7.5        0.2           7.7
                                          ----------  ---------  ------------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (12.9)  $   (0.2)    $   (13.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2001              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenues from external customers . . .   $  385.1    $   64.4     $   449.5
 Net investment income. . . . . . . . .      229.2        (2.2)        227.0
                                          --------    --------     ---------
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax. . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting change,
  net of tax. . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    2.7          --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2000              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
Revenues:
 Revenues from external customers . . .   $  314.9    $   51.0     $   365.9
 Net investment income. . . . . . . . .      215.9        (2.5)        213.4
 Segment revenues . . . . . . . . . . .   $  530.8    $   48.5     $   579.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .      (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .       96.0         6.3         102.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .       (6.8)         --          (6.8)
 Surplus tax. . . . . . . . . . . . . .        5.4         0.2           5.6
 Other demutualization related costs. .       (0.5)       (0.1)         (0.6)
 Restructuring charges. . . . . . . . .       (1.1)         --          (1.1)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       17.6        16.4          34.0
 Income tax expense . . . . . . . . . .       40.7         3.1          43.8
 Segment assets . . . . . . . . . . . .   $9,326.9    $2,867.8     $12,194.7
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other
  losses. . . . . . . . . . . . . . . .   $  (14.4)         --     $   (14.4)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements      (10.6)         --         (10.6)
 Less income tax effect . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating .   $   (6.8)         --     $    (6.8)
                                          --------    --------     ---------



The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.


Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, reviews are performed on the entire fixed maturity portfolio to assess credit quality, including reviews of all impairments with the Parent Company's Committee of Finance, a sub-committee of the Board of Directors. At the end of each quarter an Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be recorded. The results of these quarterly analyses are reviewed by the Parent Company's Committee of Finance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the initial commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:



                                                    December 31,
                                       --------------------------------------
                                              2002                2001
                                       ------------------  ------------------
                                       Carrying    Fair    Carrying     Fair
                                        Value     Value     Value      Value
                                       --------  --------  --------  ----------
                                                   (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity. . . . . . . . .   $   83.8  $   83.3  $   83.7   $   82.1
   Available-for-sale. . . . . . . .    3,011.3   3,011.3   2,412.5    2,412.5
 Equity securities:
   Available-for-sale. . . . . . . .       11.9      11.9      13.1       13.1
 Mortgage loans on real estate . . .      668.4     718.8     580.9      604.3
 Policy loans. . . . . . . . . . . .      359.4     359.4     352.0      352.0
 Short-term investments. . . . . . .        0.1       0.1        --         --
 Cash and cash equivalents . . . . .      202.9     202.9     115.4      115.4
Derivatives:
 Interest rate swap agreements . . .        3.7       3.7       8.8        8.8
 Interest rate cap agreements. . . .        1.4       1.4       3.5        3.5
 Interest rate floor agreements. . .       14.2      14.2       4.5        4.5
 Currency rate swap agreements . . .         --        --       0.4        0.4
 Equity collar agreements. . . . . .        0.3       0.3       0.8        0.8
Liabilities:
 Fixed rate deferred and immediate
  annuities. . . . . . . . . . . . .   $  203.6  $  186.7  $   53.1   $   50.3
Derivatives:
 Interest rate swap agreements . . .       59.0      59.0      13.2       13.2
 Currency rate swap agreements . . .         --        --       0.1        0.1
Commitments. . . . . . . . . . . . .         --      93.3        --       57.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Value of Business Acquired

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.



                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------  --------------
                                                 (in millions)

December 31, 2002
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .       $25.0         $(19.0)          $6.0
December 31, 2001
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .        25.0          (17.8)           7.2





                                           For the Years Ended December 31,
                                              2002         2001        2000
                                          ------------  ----------  -----------
Aggregate amortization expense                       (in millions)
VOBA amortization, net of tax of $0.4
 million,  $0.6 million and $0.5
 million, respectively. . . . . . . . .       $0.7         $1.0        $0.9





                                                     Tax Effect   Net Expense
                                                     ----------  -------------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003 . . . . . . . . . . . . . . . . . . . . . . .      $0.3         $0.5
2004 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.5
2005 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2006 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2007 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:



                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2001 . . . .     $11.6         --         $11.6
Amortization and other changes during
 2001:
 Amortization . . . . . . . . . . . . .      (1.6)        --          (1.6)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2001 . . .     $ 7.2         --         $ 7.2
                                            =====         =          =====





                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====

               Report of Ernst & Young LLP, Independent Auditors


To the Contract Owners of
John Hancock Variable Life Account V of
  John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, Emerging Markets Equity, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid-Cap Growth, Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, and Fundamental Value (formerly Large/Mid Cap Value) Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 6, 2003

                      John Hancock Variable Life Account V

                      Statement of Assets and Liabilities

                               December 31, 2002


                                                    Emerging   International
                         Large Cap      Active      Markets       Equity        Small Cap
                           Growth        Bond        Equity        Index         Growth
                         Subaccount   Subaccount   Subaccount   Subaccount     Subaccount
                         ----------   ----------   ----------  -------------   ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $123,180,517  $91,873,920  $5,995,247   $26,085,932    $15,759,315
Receivable from
 portfolio/JHVLICO. .             --           --          --            --             --
                        ------------  -----------  ----------   -----------    -----------
Total assets. . . . .    123,180,517   91,873,920   5,995,247    26,085,932     15,759,315
Liabilities
Payable to
 portfolio/JHVLICO. .             --           --          --            --             --
                        ------------  -----------  ----------   -----------    -----------
Total liabilities . .             --           --          --            --             --
                        ------------  -----------  ----------   -----------    -----------
                        $123,180,517  $91,873,920  $5,995,247   $26,085,932    $15,759,315
                        ============  ===========  ==========   ===========    ===========
Net assets:
In accumulation . . .   $123,180,517  $91,873,920  $5,995,247   $26,085,932    $15,759,315
                        ------------  -----------  ----------   -----------    -----------
Total net assets. . .   $123,180,517  $91,873,920  $5,995,247   $26,085,932    $15,759,315
                        ============  ===========  ==========   ===========    ===========
Units outstanding . .      3,220,521    3,101,462     886,566     1,727,071      1,537,677
                        ============  ===========  ==========   ===========    ===========
Unit value (in
 accumulation). . . .   $      38.25  $     29.62  $     6.76   $     15.10    $     10.25
                        ============  ===========  ==========   ===========    ===========



                          Global     Multi Cap    Large Cap      Money      Small/Mid Cap
                         Balanced     Growth        Value       Market         Growth
                        Subaccount  Subaccount   Subaccount   Subaccount     Subaccount
                        ----------  -----------  ----------   ----------    -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $1,459,914  $21,117,854  $31,518,362  $46,040,888    $35,724,088
Receivable from
 portfolio/JHVLICO. .           --           --           --           --             --
                        ----------  -----------  -----------  -----------    -----------
Total assets. . . . .    1,459,914   21,117,854   31,518,362   46,040,888     35,724,088
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --           --           --             --
                        ----------  -----------  -----------  -----------    -----------
Total liabilities . .           --           --           --           --             --
                        ----------  -----------  -----------  -----------    -----------
                        $1,459,914  $21,117,854  $31,518,362  $46,040,888    $35,724,088
                        ==========  ===========  ===========  ===========    ===========
Net assets:
In accumulation . . .   $1,459,914  $21,117,854  $31,518,362  $46,040,888    $35,724,088
                        ----------  -----------  -----------  -----------    -----------
Total net assets. . .   $1,459,914  $21,117,854  $31,518,362  $46,040,888    $35,724,088
                        ==========  ===========  ===========  ===========    ===========
Units outstanding . .      140,357    2,208,734    2,000,546    2,310,554      2,073,088
                        ==========  ===========  ===========  ===========    ===========
Unit value (in
 accumulation). . . .   $    10.40  $      9.56  $     15.75  $     19.93    $     17.23
                        ==========  ===========  ===========  ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account V

                               December 31, 2002


                           Bond     Small/Mid Cap  Real Estate    Growth &
                          Index         CORE         Equity        Income        Managed
                        Subaccount   Subaccount    Subaccount    Subaccount     Subaccount
                        ----------  -------------  -----------  ------------  --------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $9,550,505   $5,193,639    $41,609,654  $282,921,558   $268,081,847
Receivable from
 portfolio/JHVLICO. .           --           --             --            --             --
                        ----------   ----------    -----------  ------------   ------------
Total assets. . . . .    9,550,505    5,193,639     41,609,654   282,921,558    268,081,847
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --             --            --             --
                        ----------   ----------    -----------  ------------   ------------
Total liabilities . .           --           --             --            --             --
                        ----------   ----------    -----------  ------------   ------------
                        $9,550,505   $5,193,639    $41,609,654  $282,921,558   $268,081,847
                        ==========   ==========    ===========  ============   ============
Net assets:
In accumulation . . .   $9,550,505   $5,193,639    $41,609,654  $282,921,558   $268,081,847
                        ----------   ----------    -----------  ------------   ------------
Total net assets. . .   $9,550,505   $5,193,639    $41,609,654  $282,921,558   $268,081,847
                        ==========   ==========    ===========  ============   ============
Units outstanding . .      709,819      550,757      1,349,769     7,394,760      8,162,929
                        ==========   ==========    ===========  ============   ============
Unit value (in
 accumulation). . . .   $    13.45   $     9.43    $     30.83  $      38.26   $      32.84
                        ==========   ==========    ===========  ============   ============



                                       Short-Term   Small Cap    International
                                          Bond        Equity     Opportunities
                                       Subaccount   Subaccount    Subaccount
                                       ----------   ----------   -------------
Assets
Investment in shares of portfolios
 of:
John Hancock Variable Series Trust I,
 at value. . . . . . . . . . . . . .   $36,193,412  $9,447,689    $11,166,304
Receivable from portfolio/JHVLICO. .            --          --             --
                                       -----------  ----------    -----------
Total assets . . . . . . . . . . . .    36,193,412   9,447,689     11,166,304
Liabilities
Payable to portfolio/JHVLICO . . . .            --          --             --
                                       -----------  ----------    -----------
Total liabilities. . . . . . . . . .            --          --             --
                                       -----------  ----------    -----------
                                       $36,193,412  $9,447,689    $11,166,304
                                       ===========  ==========    ===========
Net assets:
In accumulation. . . . . . . . . . .   $36,193,412  $9,447,689    $11,166,304
                                       -----------  ----------    -----------
Total net assets . . . . . . . . . .   $36,193,412  $9,447,689    $11,166,304
                                       ===========  ==========    ===========
Units outstanding. . . . . . . . . .     2,300,388   1,241,041      1,271,372
                                       ===========  ==========    ===========
Unit value (in accumulation) . . . .   $     15.73  $     7.61    $      8.78
                                       ===========  ==========    ===========



See accompanying notes.

                      John Hancock Variable Life Account V

                               December 31, 2002


                                                                              Brandes
                          Equity     High Yield    Global    Turner Core   International
                           Index        Bond        Bond       Growth         Equity
                        Subaccount   Subaccount  Subaccount  Subaccount     Subaccount
                        -----------  ----------  ----------  -----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $30,251,996  $2,331,962  $4,516,691  $       --     $        --
Outside Trust, at
 value. . . . . . . .            --          --          --   7,925,465      12,436,877
Receivable from
 portfolio/JHVLICO. .            --          --          --          --              --
                        -----------  ----------  ----------  ----------     -----------
Total assets. . . . .    30,251,996   2,331,962   4,516,691   7,925,465      12,436,877
Liabilities
Payable to
 portfolio/JHVLICO. .            --          --          --          --              --
                        -----------  ----------  ----------  ----------     -----------
Total liabilities . .            --          --          --          --              --
                        -----------  ----------  ----------  ----------     -----------
                        $30,251,996  $2,331,962  $4,516,691  $7,925,465     $12,436,877
                        ===========  ==========  ==========  ==========     ===========
Net assets:
In accumulation . . .   $30,251,996  $2,331,962  $4,516,691  $7,925,465     $12,436,877
                        -----------  ----------  ----------  ----------     -----------
Total net assets. . .   $30,251,996  $2,331,962  $4,516,691  $7,925,465     $12,436,877
                        ===========  ==========  ==========  ==========     ===========
Units outstanding . .     2,147,877     270,300     288,339     614,544         953,118
                        ===========  ==========  ==========  ==========     ===========
Unit value (in
 accumulation). . . .   $     14.08  $     8.63  $    15.66  $    12.90     $     13.05
                        ===========  ==========  ==========  ==========     ===========



                                          Frontier     Clifton
                                          Capital      Enhanced    Fundamental
                                        Appreciation  US Equity       Value
                                         Subaccount   Subaccount   Subaccount
                                        ------------  ----------   -----------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .    $       --    $    ---    $18,855,891
Outside Trust, at value . . . . . . .     6,638,822     225,264             --
Receivable from portfolio/JHVLICO . .            --          --             --
                                         ----------    --------    -----------
Total assets. . . . . . . . . . . . .     6,638,822     225,264     18,855,891
Liabilities
Payable to portfolio/JHVLICO. . . . .            --          --             --
                                         ----------    --------    -----------
Total liabilities . . . . . . . . . .            --          --             --
                                         ----------    --------    -----------
                                         $6,638,822    $225,264    $18,855,891
                                         ==========    ========    ===========
Net assets:
In accumulation . . . . . . . . . . .    $6,638,822    $225,264    $18,855,891
                                         ----------    --------    -----------
Total net assets. . . . . . . . . . .    $6,638,822    $225,264    $18,855,891
                                         ==========    ========    ===========
Units outstanding . . . . . . . . . .       402,005      29,519      1,397,067
                                         ==========    ========    ===========
Unit value (in accumulation). . . . .    $    16.51    $   7.63    $     13.50
                                         ==========    ========    ===========



See accompanying notes.

                      John Hancock Variable Life Account V

                            Statements of Operations

                        For the years ended December 31,


                                                Large Cap Growth Subaccount                  Active Bond Subaccount
                                        -------------------------------------------   -------------------------------------
                                            2002           2001           2000           2002         2001          2000
                                        -------------  -------------  --------------  -----------  -----------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . .   $    523,536   $    389,298   $  40,542,727   $4,733,544   $5,205,565    $ 5,557,618
                                        ------------   ------------   -------------   ----------   ----------    -----------
Total investment income . . . . . . .        523,536        389,298      40,542,727    4,733,544    5,205,565      5,557,618
Expenses:
 Mortality and expense risk . . . . .        960,485      1,258,319       1,891,827      541,943      515,121        505,986
                                        ------------   ------------   -------------   ----------   ----------    -----------
Net investment income (loss). . . . .       (436,949)      (869,021)     38,650,900    4,191,601    4,690,444      5,051,632
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .    (27,079,185)    (4,331,593)     13,963,641     (375,310)    (803,334)    (3,176,902)
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . .             --        246,670              --           --           --             --
                                        ------------   ------------   -------------   ----------   ----------    -----------
Realized gains (losses) . . . . . . .    (27,079,185)    (4,331,593)     13,963,641     (128,640)    (803,334)    (3,176,902)
Change in unrealized appreciation
 (depreciation) during the year . . .    (30,423,760)   (40,077,463)   (110,209,036)   1,729,020    1,754,219      6,035,070
                                        ------------   ------------   -------------   ----------   ----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $(57,939,894)  $(45,278,077)  $ (57,594,495)  $5,791,981   $5,641,329    $ 7,909,800
                                        ============   ============   =============   ==========   ==========    ===========


                                             Emerging Markets Equity Subaccount      International Equity Index Subaccount
                                            -------------------------------------   ----------------------------------------
                                              2002         2001          2000          2002          2001            2000
                                            ----------  ------------  ------------  ------------  ------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . . . .   $  14,175   $     7,915   $   340,530   $   536,144   $   642,146    $  2,473,194
                                            ---------   -----------   -----------   -----------   -----------    ------------
Total investment income . . . . . . . . .      14,175         7,915       340,530       536,144       642,146       2,473,194
Expenses:
 Mortality and expense risk . . . . . . .      35,678        21,948        30,584       176,500       234,491         309,605
                                            ---------   -----------   -----------   -----------   -----------    ------------
Net investment income (loss). . . . . . .     (21,503)      (14,033)      309,946       359,644       407,655       2,163,589
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .    (637,524)   (2,194,951)       86,013    (2,616,007)   (2,287,776)        857,681
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . . . .          --            --            --            --         5,063              --
                                            ---------   -----------   -----------   -----------   -----------    ------------
Realized gains (losses) . . . . . . . . .    (637,524)   (2,194,951)       86,013    (2,616,007)   (2,282,713)        857,681
Change in unrealized appreciation
 (depreciation) during the year . . . . .     171,451     2,091,508    (3,177,373)   (2,552,876)   (7,692,300)    (13,361,929)
                                            ---------   -----------   -----------   -----------   -----------    ------------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(487,576)  $  (117,476)  $(2,781,414)  $(4,809,239)  $(9,567,358)   $(10,340,659)
                                            =========   ===========   ===========   ===========   ===========    ============



See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,


                              Small Cap Growth Subaccount             Global Balanced Subaccount
                        ----------------------------------------   ---------------------------------
                           2002          2001           2000         2002        2001         2000
                        ------------  ------------  -------------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $        --   $        --   $  3,117,300   $  18,204   $  18,170    $  72,964
                        -----------   -----------   ------------   ---------   ---------    ---------
Total investment
 income . . . . . . .            --            --      3,117,300      18,204      18,170       72,964
Expenses:
 Mortality and expense
  risk. . . . . . . .       110,423       150,274        220,397       8,458       8,571        9,425
                        -----------   -----------   ------------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .      (110,423)     (150,274)     2,896,903       9,746       9,599       63,539
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (4,101,725)   (1,336,896)     2,186,202     (73,700)    (42,358)     (22,619)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio           --            --             --          --          --           --
                        -----------   -----------   ------------   ---------   ---------    ---------
Realized gains
 (losses) . . . . . .    (4,101,725)   (1,336,896)     2,186,202     (73,700)    (42,358)     (22,619)
Change in unrealized
 depreciation during
 the year . . . . . .    (2,724,769)   (2,814,230)   (16,081,464)    (39,361)    (70,403)    (205,031)
                        -----------   -----------   ------------   ---------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .   $(6,936,917)  $(4,301,400)  $(10,998,359)  $(103,315)  $(103,162)   $(164,111)
                        ===========   ===========   ============   =========   =========    =========


                                                Multi Cap Growth Subaccount                Large Cap Value Subaccount
                                         ------------------------------------------   ------------------------------------
                                             2002           2001           2000          2002         2001          2000
                                         -------------  -------------  -------------  ------------  ----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $         --   $         --   $  9,269,493   $   525,755   $ 401,861    $1,132,553
                                         ------------   ------------   ------------   -----------   ---------    ----------
Total investment income. . . . . . . .             --             --      9,269,493       525,755     401,861     1,132,553
Expenses:
 Mortality and expense risk. . . . . .        146,327        243,081        441,142       189,704     153,740       103,126
                                         ------------   ------------   ------------   -----------   ---------    ----------
Net investment income (loss) . . . . .       (146,327)      (243,081)     8,828,351       336,051     248,121     1,029,427
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (15,969,580)    (9,301,255)     3,515,795      (630,856)   (115,328)      (67,274)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .             --             --             --       431,670     410,079            --
                                         ------------   ------------   ------------   -----------   ---------    ----------
Realized gains (losses). . . . . . . .    (15,969,580)    (9,301,255)     3,515,795      (199,186)    294,751       (67,274)
Change in unrealized appreciation
 (depreciation) during the year. . . .      5,813,992    (12,144,759)   (45,322,671)   (4,457,805)   (311,399)    1,274,803
                                         ------------   ------------   ------------   -----------   ---------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(10,301,915)  $(21,689,095)  $(32,978,525)  $(4,320,940)  $ 231,473    $2,236,956
                                         ============   ============   ============   ===========   =========    ==========



See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,


                            Money Market Subaccount           Small/Mid Cap Growth Subaccount
                        --------------------------------  ---------------------------------------
                          2002       2001        2000        2002          2001           2000
                        --------  ----------  ----------  ------------  ------------  --------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $549,727  $1,091,579  $1,605,338  $        --   $        --    $ 5,181,187
                        --------  ----------  ----------  -----------   -----------    -----------
Total investment
 income . . . . . . .    549,727   1,091,579   1,605,338           --            --      5,181,187
Expenses:
 Mortality and expense
  risk. . . . . . . .    226,993     176,190     157,870      234,961       277,814        285,446
                        --------  ----------  ----------  -----------   -----------    -----------
Net investment income
 (loss) . . . . . . .    332,734     915,389   1,447,468     (234,961)     (277,814)     4,895,741
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .         --          --          --   (1,704,497)   (2,327,150)    (1,089,616)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --          --          --      439,546            --             --
                        --------  ----------  ----------  -----------   -----------    -----------
Realized losses . . .         --          --          --   (1,264,951)   (2,327,150)    (1,089,616)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .         --          --          --   (8,064,433)    3,573,552         68,468
                        --------  ----------  ----------  -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $322,734  $  915,389  $1,447,468  $(9,564,345)  $   968,588    $ 3,874,593
                        ========  ==========  ==========  ===========   ===========    ===========


                            Bond Index Subaccount         Small/Mid Cap CORE Subaccount
                        -----------------------------   ---------------------------------
                          2002      2001       2000       2002        2001         2000
                        --------  ---------  ---------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $396,265  $329,986   $176,503   $  23,966   $   8,245    $  47,498
                        --------  --------   --------   ---------   ---------    ---------
Total investment
 income . . . . . . .    396,295   329,986    176,503      23,966       8,245       47,498
Expenses:
 Mortality and expense
  risk. . . . . . . .     44,634    34,374     15,393      27,482       8,978        7,380
                        --------  --------   --------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .    351,631   295,612    161,110      (3,516)       (733)      40,118
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     49,736   202,376    (32,913)    (63,095)   (134,431)     (76,351)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    14,459     9,196         --          --          --           --
                        --------  --------   --------   ---------   ---------    ---------
Realized gains
 (losses) . . . . . .     64,159   211,572    (32,913)    (63,095)   (134,431)     (76,351)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    231,233   (50,116)   165,115    (846,547)    219,219      (63,933)
                        --------  --------   --------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $647,059  $457,068   $293,312   $(913,158)  $  84,055    $(100,166)
                        ========  ========   ========   =========   =========    =========



See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,


                                         Real Estate Equity Subaccount                Growth & Income Subaccount
                                    ---------------------------------------   -------------------------------------------
                                       2002          2001          2000           2002           2001            2000
                                    ------------  -----------  -------------  -------------  -------------  ----------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . . .   $ 1,921,079   $ 1,632,602  $  3,634,995   $  2,430,442   $  2,058,854    $  96,966,013
                                    -----------   -----------  ------------   ------------   ------------    -------------
Total investment income . . . . .     1,921,079     1,632,602     3,634,995      2,430,442      2,058,854       96,966,013
Expenses:
 Mortality and expense risk . . .       251,299       226,650       204,039      2,003,043      2,569,298        3,553,914
                                    -----------   -----------  ------------   ------------   ------------    -------------
Net investment income (loss). . .     1,669,780     1,405,952     3,430,956        427,399       (510,444)      93,412,099
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .      (389,262)      553,374       551,917    (22,711,637)    (8,299,373)      27,968,569
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . . .     1,047,666     1,166,827            --             --             --               --
                                    -----------   -----------  ------------   ------------   ------------    -------------
Realized gains (losses) . . . . .       658,404     1,720,201       551,917    (22,711,637)    (8,299,373)      27,968,569
Change in unrealized appreciation
 (depreciation) during the year .    (2,225,867)   36,016,588   (31,539,358)   (64,000,992)   (70,074,329)    (204,224,080)
                                    -----------   -----------  ------------   ------------   ------------    -------------
Net increase (decrease) in net
 assets resulting from operations   $   102,317   $39,142,741  $(27,556,485)  $(86,285,230)  $(78,884,146)   $ (82,843,412)
                                    ===========   ===========  ============   ============   ============    =============


                                                     Managed Subaccount                   Short-Term Bond Subaccount
                                         ------------------------------------------   ---------------------------------
                                             2002           2001           2000          2002        2001         2000
                                         -------------  -------------  -------------  ----------  -----------  -----------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $  5,271,318   $  7,209,728   $ 39,607,999   $1,251,639  $1,178,091    $298,663
                                         ------------   ------------   ------------   ----------  ----------    --------
Total investment income. . . . . . . .      5,271,318      7,209,728     39,607,999    1,251,639   1,178,091     298,663
Expenses:
 Mortality and expense risk. . . . . .      1,779,502      2,033,868      2,266,073      174,549     128,403      24,564
                                         ------------   ------------   ------------   ----------  ----------    --------
Net investment income. . . . . . . . .      3,491,816      5,175,860     37,341,926    1,077,090   1,049,688     274,099
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .     (6,709,367)    (1,904,466)     8,661,659       67,501     (19,918)    (30,464)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .             --      1,729,986             --       35,758          --          --
                                         ------------   ------------   ------------   ----------  ----------    --------
Realized gains (losses). . . . . . . .     (6,709,367)      (174,480)     8,661,659      103,259     (19,918)    (30,464)
Change in unrealized appreciation
 (depreciation) during the year. . . .    (41,461,566)   (17,264,856)   (48,468,002)     249,059     426,282     103,515
                                         ------------   ------------   ------------   ----------  ----------    --------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(44,679,117)  $(12,263,476)  $ (2,464,417)  $1,429,408  $1,456,052    $347,150
                                         ============   ============   ============   ==========  ==========    ========



See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,


                                              Small Cap Equity Subaccount        International Opportunities Subaccount
                                         -------------------------------------   ---------------------------------------
                                            2002          2001         2000         2002          2001           2000
                                         ------------  ------------  ----------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $    21,908   $     7,799   $ 674,496   $    75,555   $    70,449    $   749,297
                                         -----------   -----------   ---------   -----------   -----------    -----------
Total investment income. . . . . . . .        21,908         7,799     674,496        75,555        70,449        749,297
Expenses:
 Mortality and expense risk. . . . . .        68,278        55,017      53,820        67,608        58,174         70,477
                                         -----------   -----------   ---------   -----------   -----------    -----------
Net investment income (loss) . . . . .       (46,370)      (47,218)    620,676         7,947        12,275        678,820
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (1,175,135)   (1,346,489)   (764,884)   (2,060,470)     (489,348)       377,785
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .            --            --          --            --            --             --
                                         -----------   -----------   ---------   -----------   -----------    -----------
Realized gains (losses). . . . . . . .    (1,175,135)   (1,346,489)   (764,884)   (2,060,470)     (489,348)       377,785
Change in unrealized appreciation
 (depreciation) during the year. . . .    (2,589,072)    1,244,527    (708,932)     (251,010)   (1,833,804)    (3,243,921)
                                         -----------   -----------   ---------   -----------   -----------    -----------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .   $(3,810,577)  $  (149,180)  $(853,140)  $(2,303,533)  $(2,310,877)   $(2,187,316)
                                         ===========   ===========   =========   ===========   ===========    ===========


                                Equity Index Subaccount              High Yield Bond Subaccount
                        ---------------------------------------   --------------------------------
                           2002          2001          2000         2002        2001         2000
                        ------------  ------------  ------------  ----------  ----------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   477,664   $   539,843   $ 2,415,902   $ 291,851   $ 171,846    $ 42,831
                        -----------   -----------   -----------   ---------   ---------    --------
Total investment
 income . . . . . . .       477,664       539,843     2,415,902     291,851     171,846      42,831
Expenses:
 Mortality and expense
  risk. . . . . . . .       207,650       273,066       270,464      18,005      10,886       2,547
                        -----------   -----------   -----------   ---------   ---------    --------
Net investment income       270,014       266,777     2,145,438     273,846     160,960      40,284
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (4,706,826)   (1,755,552)    2,129,475    (434,095)   (138,021)    (13,665)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio       37,975     1,285,403            --          --          --          --
                        -----------   -----------   -----------   ---------   ---------    --------
Realized gains
 (losses) . . . . . .    (4,668,851)     (470,149)    2,129,475    (434,095)   (138,021)    (13,665)
Change in unrealized
 depreciation during
 the year . . . . . .    (4,521,276)   (6,416,437)   (9,056,537)    (24,826)    (73,782)    (95,996)
                        -----------   -----------   -----------   ---------   ---------    --------
Net decrease in net
 assets resulting from
 operations . . . . .   $(8,920,113)  $(6,619,809)  $(4,781,624)  $(185,075)  $ (50,843)   $(69,377)
                        ===========   ===========   ===========   =========   =========    ========



See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,


                             Global Bond Subaccount            Turner Core Growth Subaccount
                        --------------------------------   -------------------------------------
                          2002      2001         2000         2002          2001          2000
                        --------  ----------  -----------  ------------  ------------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $162,792  $ 163,541   $  656,099   $    20,771   $    11,241    $ 260,693
                        --------  ---------   ----------   -----------   -----------    ---------
Total investment
 income . . . . . . .    162,792    163,541      656,099        20,771        11,241      260,693
Expenses:
 Mortality and expense
  risk. . . . . . . .     16,819     63,206       59,937        55,101        28,589       13,572
                        --------  ---------   ----------   -----------   -----------    ---------
Net investment income
 (loss) . . . . . . .    145,973    100,335      596,162       (34,330)      (17,348)     247,121
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      6,413    115,770      (92,459)     (348,030)   (2,095,762)     421,153
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    33,333         --           --            --            --           --
                        --------  ---------   ----------   -----------   -----------    ---------
Realized gains
 (losses) . . . . . .     39,746    115,770      (92,459)     (348,030)   (2,095,762)     421,153
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    319,406   (247,535)     581,727    (2,568,374)      432,315     (858,941)
                        --------  ---------   ----------   -----------   -----------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $505,125  $ (31,430)  $1,085,430   $(2,950,734)  $(1,680,795)   $(190,667)
                        ========  =========   ==========   ===========   ===========    =========


                                     Brandes International Equity Subaccount     Frontier Capital Appreciation Subaccount
                                    ----------------------------------------    ------------------------------------------
                                        2002           2001          2000           2002           2001            2000
                                    -------------  -------------  ------------  -------------  -------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . . .   $   173,081    $   198,842    $1,255,157    $        --    $        --     $ 3,683,331
                                    -----------    -----------    ----------    -----------    -----------     -----------
Total investment income . . . . .       173,081        198,842     1,255,157             --             --       3,683,331
Expenses:
 Mortality and expense risk . . .        85,777         94,785        78,345         45,731         78,587          86,885
                                    -----------    -----------    ----------    -----------    -----------     -----------
Net investment income (loss). . .        87,304        104,057     1,176,812        (45,731)       (78,587)      3,596,446
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .      (335,760)        (5,992)       98,894       (858,393)       605,732         553,821
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . . .       423,498        597,420            --             --        121,920              --
                                    -----------    -----------    ----------    -----------    -----------     -----------
Realized gains (losses) . . . . .        87,738        591,428        98,894       (858,393)       727,652         553,821
Change in unrealized depreciation
 during the year. . . . . . . . .    (2,459,723)    (3,389,640)     (579,084)    (1,362,199)    (1,181,446)     (3,349,407)
                                    -----------    -----------    ----------    -----------    -----------     -----------
Net increase (decrease) in net
 assets resulting from operations   $(2,284,681)   $(2,694,155)   $  696,622    $(2,266,323)   $  (532,381)    $   800,860
                                    ===========    ===========    ==========    ===========    ===========     ===========



See accompanying notes.

                      John Hancock Variable Life Account V

                  For the years and period ended December 31,


                         Clifton Enhanced US Equity Subaccount    Fundamental Value Subaccount
                        --------------------------------------    -----------------------------
                           2002          2001          2000            2002            2001*
                        ------------  ------------  ------------  ---------------  --------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .    $  9,154      $ 13,340      $ 28,391      $   272,935       $  3,590
                         --------      --------      --------      -----------       --------
Total investment
 income . . . . . . .       9,154        13,340        28,391          272,935          3,590
Expenses:
 Mortality and expense
  risk. . . . . . . .       1,571         2,398           989          128,978          4,787
                         --------      --------      --------      -----------       --------
Net investment income
 (loss) . . . . . . .       7,583        10,942        27,402          143,957         (1,197)
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      (4,034)      (78,033)       (1,090)      (1,001,003)             4
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --            --            --               --             --
                         --------      --------      --------      -----------       --------
Realized gains
 (losses) . . . . . .      (4,034)      (78,033)       (1,090)      (1,001,003)             4
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     (82,402)        1,662       (50,312)      (3,848,176)       149,533
                         --------      --------      --------      -----------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $(78,853)     $(65,429)     $(24,000)     $(4,705,222)      $148,340
                         ========      ========      ========      ===========       ========


*  From December 18, 2001 commencement of operations.

See accompanying notes.

                      John Hancock Variable Life Account V

                      Statements of Changes in Net Assets

                        For the years ended December 31,



                                                      Large Cap Growth
                                                         Subaccount
                                         -------------------------------------------
                                             2002           2001           2000
                                         -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $   (436,949)  $   (869,021)  $  38,650,900
 Realized gains (losses) . . . . . . .    (27,079,185)    (4,331,593)     13,963,641
 Change in unrealized appreciation
  (depreciation) during the year . . .    (30,423,760)   (40,077,463)   (110,209,036)
                                         ------------   ------------   -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    (57,939,894)   (45,278,077)    (57,594,495)
                                         ------------   ------------   -------------
Policy transactions:
 Net premiums from policyholders . . .     27,453,255     36,853,746      54,889,653
 Transfers to policyholders for
  benefits and termination . . . . . .    (50,129,502)   (41,147,329)    (66,111,627)
                                         ------------   ------------   -------------
Net decrease in net assets resulting
 from policy transactions. . . . . . .    (22,676,247)    (4,293,583)    (11,221,974)
                                         ------------   ------------   -------------
Total increase (decrease) in net assets   (80,616,141)   (49,571,660)    (68,816,469)
Net assets at beginning of year. . . .    203,796,658    253,368,318     322,184,787
                                         ------------   ------------   -------------
Net assets at end of year. . . . . . .   $123,180,517   $203,796,658   $ 253,368,318
                                         ============   ============   =============
                                                        Active Bond
                                                         Subaccount
                                         ------------------------------------------
                                             2002           2001            2000
                                         -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $  4,438,271   $  4,690,444    $  5,051,632
 Realized gains (losses) . . . . . . .       (375,310)      (803,334)     (3,176,902)
 Change in unrealized appreciation
  (depreciation) during the year . . .      1,729,020      1,754,219       6,035,070
                                         ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      5,791,981      5,641,329       7,909,800
                                         ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . .     13,825,769     22,214,633      13,736,806
 Transfers to policyholders for
  benefits and termination . . . . . .    (17,888,085)   (23,601,327)    (18,846,671)
                                         ------------   ------------    ------------
Net decrease in net assets resulting
 from policy transactions. . . . . . .     (4,062,316)    (1,386,694)     (5,109,865)
                                         ------------   ------------    ------------
Total increase (decrease) in net assets     1,729,665      4,254,635       2,799,935
Net assets at beginning of year. . . .     90,144,255     85,889,620      83,089,685
                                         ------------   ------------    ------------
Net assets at end of year. . . . . . .   $ 91,873,920   $ 90,144,255    $ 85,889,620
                                         ============   ============    ============





                                                     Emerging Markets Equity                  International Equity Index
                                                           Subaccount                                 Subaccount
                                             ---------------------------------------   -----------------------------------------
                                                2002          2001          2000          2002           2001            2000
                                             ------------  ------------  ------------  ------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . .   $   (21,503)  $   (14,033)  $   309,946   $   359,644   $    407,655    $  2,163,589
 Realized gains (losses) . . . . . . . . .      (637,524)   (2,194,951)       86,013    (2,616,007)    (2,282,713)        857,681
 Change in unrealized appreciation
  (depreciation) during the year . . . . .       171,451     2,091,508    (3,177,373)   (2,552,876)    (7,692,300)    (13,361,929)
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net decrease in net assets resulting from
 operations. . . . . . . . . . . . . . . .      (487,576)     (117,476)   (2,781,414)   (4,809,239)    (9,567,358)    (10,340,659)
                                             -----------   -----------   -----------   -----------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . . . .     2,442,862     3,973,114     6,899,241     5,572,100      6,070,323      10,081,222
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . . .    (1,531,197)   (2,211,759)   (2,748,097)   (7,820,807)   (10,672,550)    (11,796,304)
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. . . .       911,665     1,761,355     4,151,144    (2,248,707)    (4,602,227)     (1,715,082)
                                             -----------   -----------   -----------   -----------   ------------    ------------
Total increase (decrease) in net assets. .       424,089     1,643,879     1,369,730    (7,057,946)   (14,169,585)    (12,055,741)
Net assets at beginning of year. . . . . .     5,571,158     3,927,279     2,557,549    33,143,878     47,313,463      59,369,204
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net assets at end of year. . . . . . . . .   $ 5,995,247   $ 5,571,158   $ 3,927,279   $26,085,932   $ 33,143,878    $ 47,313,463
                                             ===========   ===========   ===========   ===========   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,



                                                            Small Cap Growth                          Global Balanced
                                                               Subaccount                                Subaccount
                                                -----------------------------------------   ------------------------------------
                                                   2002           2001           2000          2002         2001          2000
                                                ------------  -------------  -------------  -----------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $  (110,423)  $   (150,274)  $  2,896,903   $    9,746   $    9,599    $   63,539
 Realized gains (losses). . . . . . . . . . .    (4,101,725)    (1,336,896)     2,186,202      (73,700)     (42,358)      (22,619)
 Change in unrealized depreciation during the
  year. . . . . . . . . . . . . . . . . . . .    (2,724,769)    (2,814,230)   (16,081,464)     (39,361)     (70,403)     (205,031)
                                                -----------   ------------   ------------   ----------   ----------    ----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . . .    (6,936,917)    (4,301,400)   (10,998,359)    (103,315)    (103,162)     (164,111)
                                                -----------   ------------   ------------   ----------   ----------    ----------
Policy transactions:
 Net premiums from policyholders. . . . . . .     6,110,712      7,392,599     28,287,019      353,369      289,808       298,759
 Transfers to policyholders for benefits and
  termination . . . . . . . . . . . . . . . .    (5,845,938)   (12,961,087)   (12,400,349)    (202,523)    (275,379)     (392,672)
                                                -----------   ------------   ------------   ----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .       264,774     (5,568,488)    15,886,670      150,846       14,429       (93,913)
                                                -----------   ------------   ------------   ----------   ----------    ----------
Total increase (decrease) in net assets . . .    (6,672,143)    (9,869,888)     4,888,311       47,531      (88,733)     (258,024)
Net assets at beginning of year . . . . . . .    22,431,458     32,301,346     27,413,035    1,412,383    1,501,116     1,759,140
                                                -----------   ------------   ------------   ----------   ----------    ----------
Net assets at end of year . . . . . . . . . .   $15,759,315   $ 22,431,458   $ 32,301,346   $1,459,914   $1,412,383    $1,501,116
                                                ===========   ============   ============   ==========   ==========    ==========





                                                        Multi Cap Growth                            Large Cap Value
                                                           Subaccount                                  Subaccount
                                           ------------------------------------------   ----------------------------------------
                                               2002           2001           2000          2002           2001           2000
                                           -------------  -------------  -------------  ------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . .   $   (146,327)  $   (243,081)  $  8,828,351   $   767,721   $    248,121    $ 1,029,427
 Realized gains (losses) . . . . . . . .    (15,969,580)    (9,301,255)     3,515,795      (630,856)       294,751        (67,274)
 Change in unrealized appreciation
  (depreciation) during the year . . . .      5,813,992    (12,144,759)   (45,322,671)   (4,457,805)      (311,399)     1,274,803
                                           ------------   ------------   ------------   -----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .    (10,301,915)   (21,689,095)   (32,978,525)   (4,320,940)       231,473      2,236,956
                                           ------------   ------------   ------------   -----------   ------------    -----------
Policy transactions:
 Net premiums from policyholders . . . .      8,532,623     15,381,590     51,983,806    11,678,578     21,787,868      6,875,181
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . .     (8,795,835)   (18,473,374)   (21,262,560)   (8,513,255)   (10,638,774)    (3,903,885)
 Net transfers between subaccounts . . .             --             --             --            --             --             --
                                           ------------   ------------   ------------   -----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions. . .       (263,212)    (3,091,784)    30,721,246     3,165,323     11,149,094      2,971,296
                                           ------------   ------------   ------------   -----------   ------------    -----------
Total increase (decrease) in net assets.    (10,565,127)   (24,780,879)    (2,257,279)   (1,155,617)    11,380,567      5,208,252
Net assets at beginning of year. . . . .     31,682,981     56,463,860     58,721,139    32,673,979     21,293,412     16,085,160
                                           ------------   ------------   ------------   -----------   ------------    -----------
Net assets at end of year. . . . . . . .   $ 21,117,854   $ 31,682,981   $ 56,463,860   $31,518,362   $ 32,673,979    $21,293,412
                                           ============   ============   ============   ===========   ============    ===========




See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,



                                                 Money Market
                                                  Subaccount
                                  ------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . . . .   $    322,734   $    915,389    $  1,447,468
 Realized gains (losses). . . .             --             --              --
 Change in unrealized
  appreciation (depreciation)
  during the year . . . . . . .             --             --              --
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from operations. . .        322,734        915,389       1,447,468
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders    33,121,715     29,323,498      26,319,480
 Transfers to policyholders for
  benefits and termination. . .    (18,914,668)   (22,983,959)    (36,158,783)
 Net transfers between
  subaccounts . . . . . . . . .             --             --              --
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . .     14,207,047      6,339,539      (9,839,303)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .     14,529,781      7,254,928      (8,391,835)
Net assets at beginning of year     31,511,107     24,256,179      32,648,014
                                  ------------   ------------    ------------
Net assets at end of year . . .   $ 46,040,888   $ 31,511,107    $ 24,256,179
                                  ============   ============    ============





                                                       Small/Mid Capth Growth                           Bond Index
                                                             Subaccount                                 Subaccount
                                             ------------------------------------------   --------------------------------------
                                                 2002           2001           2000          2002          2001           2000
                                             -------------  -------------  -------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . .   $    204,585   $   (277,814)  $  4,895,741   $   366,090   $   295,612    $  161,110
 Realized gains (losses) . . . . . . . . .     (1,704,497)    (2,327,150)    (1,089,616)       49,736       211,572       (32,913)
 Change in unrealized appreciation
  (depreciation) during the year . . . . .     (8,064,433)     3,573,552         68,468       231,233       (50,116)      165,115
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .     (9,564,345)       968,588      3,874,593       647,059       457,068       293,312
                                             ------------   ------------   ------------   -----------   -----------    ----------
Policy transactions:
 Net premiums from policyholders . . . . .      8,888,098      9,462,657     11,645,454     5,815,158     7,217,306     1,372,731
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . . .     (9,679,397)   (14,920,336)   (11,732,163)   (2,550,367)   (5,692,021)     (226,896)
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policy transactions. . . .       (791,299)    (5,457,679)       (86,709)    3,264,791     1,525,285     1,145,835
                                             ------------   ------------   ------------   -----------   -----------    ----------
Total increase (decrease) in net assets. .    (10,355,644)    (4,489,091)     3,787,884     3,911,850     1,982,353     1,439,147
Net assets at beginning of year. . . . . .     46,079,732     50,568,823     46,780,939     5,638,655     3,656,302     2,217,155
                                             ------------   ------------   ------------   -----------   -----------    ----------
Net assets at end of year. . . . . . . . .   $ 35,724,088   $ 46,079,732   $ 50,568,823   $ 9,550,505   $ 5,638,655    $3,656,302
                                             ============   ============   ============   ===========   ===========    ==========




See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,



                                                        Small/Mid Cap CORE                         Real Estate Equity
                                                            Subaccount                                 Subaccount
                                              ---------------------------------------   ----------------------------------------
                                                 2002          2001          2000          2002          2001            2000
                                              ------------  ------------  ------------  ------------  ------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . .   $    (3,516)  $      (733)  $    40,118   $ 2,717,446   $ 1,405,952    $  3,430,956
 Realized gains (losses). . . . . . . . . .       (63,095)     (134,431)      (76,351)     (389,262)    1,720,201         551,917
 Change in unrealized appreciation
  (depreciation) during the year. . . . . .      (846,547)      219,219       (63,933)   (2,225,867)   36,016,588     (31,539,358)
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . .      (913,158)       84,055      (100,166)      102,317    39,142,741     (27,556,485)
                                              -----------   -----------   -----------   -----------   -----------    ------------
Policy transactions:
 Net premiums from policyholders. . . . . .     3,571,922     4,471,865     3,014,670    10,428,473     5,867,925       9,319,993
 Transfers to policyholders for benefits and
  termination . . . . . . . . . . . . . . .    (1,065,185)   (2,053,070)   (2,016,833)   (8,081,324)   (9,989,456)     (8,819,816)
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions . . . .     2,506,737     2,418,795       997,837     2,347,149    (4,121,531)        500,177
                                              -----------   -----------   -----------   -----------   -----------    ------------
Total increase (decrease) in net assets . .     1,593,579     2,502,850       897,671     2,449,466    35,021,210     (27,056,308)
Net assets at beginning of year . . . . . .     3,600,060     1,097,210       199,539    39,160,188     4,138,978      31,195,286
                                              -----------   -----------   -----------   -----------   -----------    ------------
Net assets at end of year . . . . . . . . .   $ 5,193,639   $ 3,600,060   $ 1,097,210   $41,609,654   $39,160,188    $  4,138,978
                                              ===========   ===========   ===========   ===========   ===========    ============





                                                      Growth & Income
                                                        Subaccount
                                       ---------------------------------------------
                                           2002            2001            2000
                                       --------------  --------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . . .   $     427,399   $    (510,444)  $  93,412,099
 Realized gains (losses) . . . . . .     (22,711,637)     (8,299,373)     27,968,569
 Change in unrealized depreciation
  during the year. . . . . . . . . .     (64,000,992)    (70,074,329)   (204,224,080)
                                       -------------   -------------   -------------
Net decrease in net assets resulting
 from operations . . . . . . . . . .     (86,285,230)    (78,884,146)    (82,843,412)
                                       -------------   -------------   -------------
Policy transactions:
 Net premiums from policyholders . .      50,087,057      60,777,903      75,414,768
 Transfers to policyholders for
  benefits and termination . . . . .     (71,270,377)   (109,583,171)   (108,674,191)
                                       -------------   -------------   -------------
Net decrease in net assets resulting
 from policy transactions. . . . . .     (21,183,320)    (48,805,268)    (33,259,423)
                                       -------------   -------------   -------------
Total decrease in net assets . . . .    (107,468,550)   (127,689,414)   (116,102,835)
Net assets at beginning of year. . .     390,390,108     518,079,522     634,182,357
                                       -------------   -------------   -------------
Net assets at end of year. . . . . .   $ 282,921,558   $ 390,390,108   $ 518,079,522
                                       =============   =============   =============
                                                        Managed
                                                       Subaccount
                                       ------------------------------------------
                                           2002           2001            2000
                                       -------------  -------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . . .   $  3,491,816   $  5,175,860    $ 37,341,926
 Realized gains (losses) . . . . . .     (6,709,367)      (174,480)      8,661,659
 Change in unrealized depreciation
  during the year. . . . . . . . . .    (41,461,566)   (17,264,856)    (48,468,002)
                                       ------------   ------------    ------------
Net decrease in net assets resulting
 from operations . . . . . . . . . .    (44,679,117)   (12,263,476)     (2,464,417)
                                       ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . .     37,605,043     41,254,989      44,570,368
 Transfers to policyholders for
  benefits and termination . . . . .    (55,664,534)   (62,161,027)    (76,167,094)
                                       ------------   ------------    ------------
Net decrease in net assets resulting
 from policy transactions. . . . . .    (18,059,491)   (20,906,038)    (31,596,726)
                                       ------------   ------------    ------------
Total decrease in net assets . . . .    (62,738,608)   (33,169,514)    (34,061,143)
Net assets at beginning of year. . .    330,820,455    363,989,969     398,051,112
                                       ------------   ------------    ------------
Net assets at end of year. . . . . .   $268,081,847   $330,820,455    $363,989,969
                                       ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,



                                                           Short-Term Bond                          Small Cap Equity
                                                             Subaccount                                Subaccount
                                               ---------------------------------------   ---------------------------------------
                                                  2002          2001          2000          2002          2001           2000
                                               ------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . . .   $ 1,112,848   $ 1,049,688   $   274,099   $   (46,370)  $   (47,218)   $   620,676
 Realized gains (losses) . . . . . . . . . .        67,501       (19,918)      (30,464)   (1,175,135)   (1,346,489)      (764,884)
 Change in unrealized appreciation
  (depreciation) during the year . . . . . .       249,059       426,282       103,515    (2,589,072)    1,244,527       (708,932)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .     1,429,408     1,456,052       347,150    (3,810,577)     (149,180)      (853,140)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders . . . . . .    14,404,404    18,807,989     1,436,061     3,470,103     9,073,965      3,929,567
 Transfers to policyholders for benefits and
  termination. . . . . . . . . . . . . . . .    (2,872,541)   (2,471,958)   (1,029,407)   (3,326,392)   (4,293,289)    (4,838,878)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions. . . . .    11,531,863    16,336,031       406,654       143,711     4,780,676       (909,311)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Total increase (decrease) in net assets. . .    12,961,271    17,792,083       753,804    (3,666,866)    4,631,496     (1,762,451)
Net assets at beginning of year. . . . . . .    23,232,141     5,440,058     4,686,254    13,114,555     8,483,059     10,245,510
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of year. . . . . . . . . .   $36,193,412   $23,232,141   $ 5,440,058   $ 9,447,689   $13,114,555    $ 8,483,059
                                               ===========   ===========   ===========   ===========   ===========    ===========





                                                 International Opportunities                        Equity Index
                                                         Subaccount                                  Subaccount
                                           ---------------------------------------   ------------------------------------------
                                              2002          2001          2000           2002           2001            2000
                                           ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . .   $     7,947   $    12,275   $   678,820   $    307,989   $    266,777    $  2,145,438
 Realized gains (losses) . . . . . . . .    (2,060,470)     (489,348)      377,785     (4,706,826)      (470,149)      2,129,475
 Change in unrealized depreciation during
  the year . . . . . . . . . . . . . . .      (251,010)   (1,833,804)   (3,243,921)    (4,521,276)    (6,416,437)     (9,056,537)
                                           -----------   -----------   -----------   ------------   ------------    ------------
Net decrease in net assets resulting from
 operations. . . . . . . . . . . . . . .    (2,303,533)   (2,310,877)   (2,187,316)    (8,920,113)    (6,619,809)     (4,781,624)
                                           -----------   -----------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . . .     4,611,787     6,544,807     6,155,623     10,979,534     19,311,218      23,190,468
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . .    (3,407,679)   (3,949,443)   (3,045,939)   (11,181,681)   (22,571,178)    (13,115,704)
                                           -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. . .     1,204,108     2,595,364     3,109,684       (202,147)    (3,259,960)     10,074,764
                                           -----------   -----------   -----------   ------------   ------------    ------------
Total increase (decrease) in net assets.    (1,099,425)      284,487       922,368     (9,122,260)    (9,879,769)      5,293,140
Net assets at beginning of year. . . . .    12,265,729    11,981,242    11,058,874     39,374,256     49,254,025      43,960,885
                                           -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of year. . . . . . . .   $11,166,304   $12,265,729   $11,981,242   $ 30,251,996   $ 39,374,256    $ 49,254,025
                                           ===========   ===========   ===========   ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account V

                        For the years ended December 31,



                                                           High Yield Bond                             Global Bond
                                                              Subaccount                               Subaccount
                                                --------------------------------------   ---------------------------------------
                                                   2002          2001          2000         2002          2001           2000
                                                ------------  ------------  -----------  -----------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . .   $   273,846   $   160,960   $   40,284   $  179,306   $    100,335    $   596,162
 Realized gains (losses). . . . . . . . . . .      (434,095)     (138,021)     (13,665)       6,413        115,770        (92,459)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .       (24,826)      (73,782)     (95,996)     319,406       (247,535)       581,727
                                                -----------   -----------   ----------   ----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .      (185,075)      (50,843)     (69,377)     505,125        (31,430)     1,085,430
                                                -----------   -----------   ----------   ----------   ------------    -----------
Policy transactions:
 Net premiums from policyholders. . . . . . .     1,390,844     3,451,289    1,161,570    2,921,140      6,290,702      3,389,752
 Transfers to policyholders for benefits and
  termination . . . . . . . . . . . . . . . .    (2,006,587)   (1,339,660)    (182,265)    (961,291)   (15,831,775)    (2,271,509)
                                                -----------   -----------   ----------   ----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .      (615,743)    2,111,629      979,305    1,959,849     (9,541,073)     1,118,243
                                                -----------   -----------   ----------   ----------   ------------    -----------
Total increase (decrease) in net assets . . .      (800,818)    2,060,786      909,928    2,464,974     (9,572,503)     2,203,673
Net assets at beginning of year . . . . . . .     3,132,780     1,071,994      162,066    2,051,717     11,624,220      9,420,547
                                                -----------   -----------   ----------   ----------   ------------    -----------
Net assets at end of year . . . . . . . . . .   $ 2,331,962   $ 3,132,780   $1,071,994   $4,516,691   $  2,051,717    $11,624,220
                                                ===========   ===========   ==========   ==========   ============    ===========





                                                         Turner Core Growth                   Brandes International Equity
                                                             Subaccount                                Subaccount
                                               ---------------------------------------   ---------------------------------------
                                                  2002          2001          2000          2002          2001           2000
                                               ------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . . .   $   (34,330)  $   (17,348)  $   247,121   $   510,802   $   104,057    $ 1,176,812
 Realized gains (losses) . . . . . . . . . .      (348,030)   (2,095,762)      421,153      (335,760)      591,428         98,894
 Change in unrealized appreciation
  (depreciation) during the year . . . . . .    (2,568,374)      432,315      (858,941)   (2,459,723)   (3,389,640)      (579,084)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .    (2,950,734)   (1,680,795)     (190,667)   (2,284,681)   (2,694,155)       696,622
                                               -----------   -----------   -----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders . . . . . .     1,229,317    15,283,161     1,054,604     1,355,001     7,639,839      2,760,441
 Transfers to policyholders for benefits and
  termination. . . . . . . . . . . . . . . .    (1,110,581)   (4,661,542)   (1,936,697)   (2,097,835)   (5,104,437)      (237,781)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions. . . . .       118,736    10,621,619      (882,093)     (742,834)    2,535,402      2,522,660
                                               -----------   -----------   -----------   -----------   -----------    -----------
Total increase (decrease) in net assets. . .    (2,831,998)    8,940,824    (1,072,760)   (3,027,515)     (158,753)     3,219,282
Net assets at beginning of year. . . . . . .    10,757,463     1,816,639     2,889,399    15,464,392    15,623,145     12,403,863
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of year. . . . . . . . . .   $ 7,925,465   $10,757,463   $ 1,816,639   $12,436,877   $15,464,392    $15,623,145
                                               ===========   ===========   ===========   ===========   ===========    ===========




See accompanying notes.

                      John Hancock Variable Life Account V

                  For the years and period ended December 31,



                                          Frontier Capital Appreciation
                                                   Subaccount
                                     ---------------------------------------
                                        2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss). . .   $   (45,731)  $   (78,587)   $ 3,596,446
 Realized gains (losses) . . . . .      (858,393)      727,652        553,821
 Change in unrealized depreciation
  during the year. . . . . . . . .    (1,362,199)   (1,181,446)    (3,349,407)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.    (2,266,323)     (532,381)       800,860
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders .     1,171,950     3,007,136      2,835,021
 Transfers to policyholders for
  benefits and termination . . . .    (1,039,934)   (8,452,558)    (1,545,080)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .       132,016    (5,445,422)     1,289,941
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .    (2,134,307)   (5,977,803)     2,090,801
Net assets at beginning of year. .     8,773,129    14,750,932     12,660,131
                                     -----------   -----------    -----------
Net assets at end of year. . . . .   $ 6,638,822   $ 8,773,129    $14,750,932
                                     ===========   ===========    ===========





                          Clifton Enhanced US Equity          Fundamental Value
                                  Subaccount                     Subaccount
                        -------------------------------   -------------------------
                          2002       2001        2000        2002           2001*
                        ---------  ----------  ---------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  7,583   $  10,942   $ 27,402   $   143,957    $    (1,197)
 Realized gains
  (losses). . . . . .     (4,034)    (78,033)    (1,090)   (1,001,003)             4
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .    (82,402)      1,662    (50,312)   (3,848,176)       149,533
                        --------   ---------   --------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (78,853)    (65,429)   (24,000)   (4,705,222)       148,340
                        --------   ---------   --------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders . . .     26,282     516,584    231,162     3,934,189      8,346,875
 Transfers to
  policyholders for
  benefits and
  termination . . . .     (8,056)   (363,629)    (8,797)   (4,714,688)      (696,123)
                        --------   ---------   --------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.     18,226     152,955    222,365      (780,499)    24,193,272
                        --------   ---------   --------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .    (60,627)     87,526    198,365    (5,485,721)    24,341,612
Net assets at
 beginning of year or
 period . . . . . . .    285,891     198,365         --    24,341,612             --
                        --------   ---------   --------   -----------    -----------
Net assets at end of
 year or period . . .   $225,264   $ 285,891   $198,365   $18,855,891    $24,341,612
                        ========   =========   ========   ===========    ===========




*  From December 18, 2001 commencement of operations.

See accompanying notes.

                      John Hancock Variable Life Account V

                         Notes to Financial Statements

                               December 31, 2002


1.  Organization

John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds the Flex V1 and Flex V2 Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust) and other Outside Investment Trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The twenty-six Portfolios of the Trust and the Outside Trust which are currently available are the Large Cap Growth, Active Bond, Emerging Markets Equity, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid-Cap Growth, Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, and Fundamental Value (formerly Large/Mid Cap Value) Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      John Hancock Variable Life Account V

2.  Significant Accounting Policies (continued)

Valuation of Investments

Investment in shares of the Trust and the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at a rate of .60% of net assets of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders. There are no unsettled policy transactions at December 31, 2002.

                      John Hancock Variable Life Account V

3.  Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4.  Details of Investments

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2002 were as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .    11,016,115   $241,326,604   $123,180,517
Active Bond. . . . . . . . . . . .     9,474,997     88,553,135     91,873,920
Emerging Markets Equity. . . . . .     1,000,646      6,434,275      5,995,247
International Equity Index . . . .     2,594,955     39,795,381     26,085,932
Small Cap Growth . . . . . . . . .     1,910,939     29,176,461     15,759,315
Global Balanced. . . . . . . . . .       184,243      1,777,731      1,459,914
Multi Cap Growth . . . . . . . . .     3,174,320     53,271,702     21,117,854
Large Cap Value. . . . . . . . . .     2,646,484     36,077,340     31,518,362
Money Market . . . . . . . . . . .    46,040,888     46,040,888     46,040,888
Small/Mid Cap Growth . . . . . . .     3,253,653     44,941,866     35,724,088
Bond Index . . . . . . . . . . . .       927,301      9,295,718      9,550,505
Small/Mid Cap CORE . . . . . . . .       626,943      5,870,395      5,193,639
Real Estate Equity . . . . . . . .     3,253,482     43,985,204     41,609,654
Growth & Income. . . . . . . . . .    30,696,588    504,168,635    282,921,558
Managed. . . . . . . . . . . . . .    24,049,439    346,416,678    268,081,847
Short-Term Bond. . . . . . . . . .     3,537,648     35,568,350     36,193,412
Small Cap Equity . . . . . . . . .     1,500,504     12,397,307      9,447,689
International Opportunities. . . .     1,477,747     14,160,018     11,166,304
Equity Index . . . . . . . . . . .     2,662,050     43,075,859     30,251,996
High Yield Bond. . . . . . . . . .       394,682      2,527,186      2,331,962
Global Bond. . . . . . . . . . . .       408,276      4,344,778      4,516,691
Turner Core Growth . . . . . . . .       807,074     10,558,528      7,925,465
Brandes International Equity . . .     1,247,430     16,939,137     12,436,877
Frontier Capital Appreciation. . .       524,808      8,889,873      6,638,822
Clifton Enhanced US Equity . . . .        23,128        356,316        225,264
Fundamental Value. . . . . . . . .     2,168,525     22,554,534     18,855,891

                      John Hancock Variable Life Account V

4.  Details of Investments

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and the Outside Trusts during 2002 were as follows:


Subaccount                                            Purchases       Sales
----------                                            ---------       -----
Large Cap Growth . . . . . . . . . . . . . . . . .   $15,727,607   $38,840,803
Active Bond. . . . . . . . . . . . . . . . . . . .    12,784,408    12,408,453
Emerging Markets Equity. . . . . . . . . . . . . .     2,032,669     1,142,507
International Equity Index . . . . . . . . . . . .     4,073,496     5,962,559
Small Cap Growth . . . . . . . . . . . . . . . . .     4,306,878     4,152,527
Global Balanced. . . . . . . . . . . . . . . . . .       368,007       207,416
Multi Cap Growth . . . . . . . . . . . . . . . . .     5,569,968     5,979,507
Large Cap Value. . . . . . . . . . . . . . . . . .    10,343,650     6,410,606
Money Market . . . . . . . . . . . . . . . . . . .    29,247,171    14,717,391
Small/Mid Cap Growth . . . . . . . . . . . . . . .     6,200,703     6,787,417
Bond Index . . . . . . . . . . . . . . . . . . . .     5,779,633     2,148,752
Small/Mid Cap CORE . . . . . . . . . . . . . . . .     3,438,523       935,302
Real Estate Equity . . . . . . . . . . . . . . . .     9,461,935     4,397,340
Growth & Income. . . . . . . . . . . . . . . . . .    28,824,770    49,580,691
Managed. . . . . . . . . . . . . . . . . . . . . .    22,919,199    37,486,873
Short-Term Bond. . . . . . . . . . . . . . . . . .    15,210,394     2,565,682
Small Cap Equity . . . . . . . . . . . . . . . . .     2,650,692     2,553,351
International Opportunities. . . . . . . . . . . .     4,413,294     3,201,239
Equity Index . . . . . . . . . . . . . . . . . . .     8,532,213     8,426,371
High Yield Bond. . . . . . . . . . . . . . . . . .     1,589,816     1,931,713
Global Bond. . . . . . . . . . . . . . . . . . . .     2,798,292       659,138
Turner Core Growth . . . . . . . . . . . . . . . .     1,357,920     1,273,514
Brandes International Equity . . . . . . . . . . .     2,060,348     2,292,379
Frontier Capital Appreciation. . . . . . . . . . .     1,078,534       992,249
Clifton Enhanced US Equity . . . . . . . . . . . .        35,450         9,641
Fundamental Value. . . . . . . . . . . . . . . . .     3,789,667     4,426,209

                      John Hancock Variable Life Account V

5. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                                For the years and periods ended
                                            At December 31,                              December 31,
                                  -----------------------------------  ----------------------------------------
                                                Unit                       Expenses       Investment          Total
                                  Units       Fair Value      Assets        Ratio*          Income          Return***
        Subaccount                (000s)  Lowest to Highest   (000s)   Lowest to Highest    Ratio**     Lowest to Highest
--------------------------        ------  -----------------  --------  -----------------  -----------  -------------------
Large Cap Growth            2002  3,221        $39.53        $123,181        0.6%            0.32%          (25.85)%
                            2001  3,823         53.31         203,797        0.6             0.18           (18.04)

Active Bond                 2002  3,101         29.45          91,874        0.6             5.22             5.97
                            2001  3,244         27.79          90,144        0.6             7.57             6.84

Emerging Markets Equity     2002    887          6.87           5,995        0.6             0.24            (5.76)
                            2001    764          7.29           5,571        0.6             0.26            (4.33)

International Equity Index  2002  1,727         15.36          26,086        0.6             1.80           (14.24)
                            2001  1,850         17.91          33,144        0.6             2.18           (20.79)

Small Cap Growth            2002  1,538         10.48          15,759        0.6             --/a/          (28.80)
                            2001  1,524         14.72          22,431        0.6             --/a/          (13.11)

Global Balanced             2002    140         10.51           1,460        0.6             1.28            (5.91)
                            2001    126         11.17           1,412        0.6             1.64            (6.99)

Multi Cap Growth            2002  2,209          9.87          21,118        0.6             --/a/          (30.50)
                            2001  2,227         14.23          31,683        0.6             --/a/          (37.29)

Large Cap Value             2002  2,001         16.22          31,518        0.6             1.67           (11.22)
                            2001  1,788         18.27          32,674        0.6             1.88             0.66

Money Market                2002  2,311         19.93          46,041        0.6             1.45             0.91
                            2001  1,595         19.75          31,511        0.6             4.54             3.29

Small/Mid Cap Growth        2002  2,073         17.72          35,724        0.6             --/a/          (19.38)
                            2001  2,097         21.98          46,080        0.6             --/a/           22.45

Bond Index                  2002    710         13.36           9,551        0.6             5.26             8.53
                            2001    458         12.31           5,639        0.6             7.32           (42.74)

                      John Hancock Variable Life Account V

                                                                       For the years and periods ended
                                    At December 31,                              December 31,
                          -----------------------------------  ------------------------------------------------
                                        Unit                       Expenses       Investment         Total
                          Units       Fair Value      Assets        Ratio*          Income         Return***
    Subaccount            (000s)  Lowest to Highest   (000s)   Lowest to Highest   Ratio**     Lowest to Highest
------------------        ------  -----------------  --------  -----------------  ----------  -------------------
Bond Index          2002    710        $13.36        $  9,551        0.6%            5.26%            8.53%
                    2001    458         12.31           5,639        0.6             7.32           (42.74)

Small/Mid Cap CORE  2002    551          9.65           5,194        0.6             0.53           (13.76)
                    2001    322         11.19           3,600        0.6             0.55            (2.61)

Real Estate Equity  2002  1,350         31.03          41,610        0.6             4.55             1.41
                    2001  1,279         30.60          39,160        0.6             5.30           173.46

Growth & Income     2002  7,395         39.50         282,922        0.6             0.73           (20.14)
                    2001  7,893         49.46         390,390        0.6             0.64            69.91

Managed             2002  8,163         33.47         268,082        0.6             1.78           (12.11)
                    2001  8,689         38.08         330,820        0.6             2.73           (35.29)

Short-Term Bond     2002  2,300         15.70          36,193        0.6             4.38             4.81
                    2001  1,551         14.98          23,232        0.6             6.58           (62.01)

Small Cap Equity    2002  1,241          7.80           9,448        0.6             0.19           (26.90)
                    2001  1,229         10.67          13,115        0.6             0.10           (23.46)

International
 Opportunities      2002  1,271          8.92          11,166        0.6             1.39           (17.48)
                    2001  1,135         10.81          12,266        0.6             0.92            (3.05)

Equity Index        2002  2,148         14.55          30,252        0.6             1.39           (20.23)
                    2001  2,159         18.24          39,374        0.6             1.58            32.65

High Yield Bond     2002    270          8.63           2,332        0.6            10.06            (5.06)
                    2001    345          9.09           3,133        0.6            10.65           (56.38)

Global Bond         2002    288         15.46           4,517        0.6             5.51            16.59
                    2001    155         13.26           2,052        0.6             2.22            48.16

Turner Core Growth  2002    615         13.38           7,925        0.6             0.23           (24.24)
                    2001    609         17.66          10,757        0.6             0.25            30.43


                      John Hancock Variable Life Account V

                                                                                 For the years and periods ended
                                              At December 31,                              December 31,
                                     ----------------------------------  ------------------------------------------------
                                                   Unit                      Expenses       Investment         Total
                                     Units       Fair Value     Assets        Ratio*          Income         Return***
         Subaccount                  (000s)  Lowest to Highest  (000s)   Lowest to Highest   Ratio**     Lowest to Highest
-----------------------------        ------  -----------------  -------  -----------------  ----------  -------------------
Brandes International Equity   2002    953        $13.30        $12,437        0.6%           1.22%          (14.19)%
                               2001    998         15.50         15,464        0.6            1.65           (33.33)

Frontier Capital Appreciation  2002    402         16.97          6,639        0.6            --/a/          (23.66)
                               2001    396         22.23          8,773        0.6            --/a/           87.59

Clifton Enhanced US Equity     2002     30          7.88            225        0.6            3.51           (23.12)
                               2001     28         10.25            286        0.6            4.36           (42.64)

Fundamental Value              2002  1,397         13.91         18,856        0.6            1.26           (15.39)
                               2001  1,468         16.44         24,342        0.6            0.28/b/        (27.22)



* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a Portfolio distributed no dividends during the period.

b From December 18, 2001 commencement of Subaccount operations (Investment Income Ratio is annualized).

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

    Express Delivery            Mail Delivery
    ----------------            -------------
 529 Main Street (X-4)           P.O. Box 111
 Charlestown, MA 02129         Boston, MA 02117

         Phone:                      Fax:
         ------                      ----
     1-800-732-5543             1-617-886-3048














  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-5290

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2002 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus", "Variable Estate Protection Edge", "Flex-V1" or "Flex-V2". We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           --------------------------


THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.

                           --------------------------


                       AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:            UNDERLYING FUNDMANAGED BY:
 ---------------------------            --------------------------
 EQUITY OPTIONS:
  Brandes International Equity .......  Brandes Investment Partners, L.P.
  Business Opportunity Value .........  Iridian Asset Management LLC
  Frontier Capital Appreciation ......  Frontier Capital Management Company, LLC
  Turner Core Growth .................  Turner Investment Partners, Inc.
--------------------------------------------------------------------------------

2. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Executive Variable Life, Medallion Executive Variable Life III, Variable Estate Protection, Variable Estate Protection Plus, and Variable

Estate Protection Edge Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity     0.73%           N/A               0.24%         0.97%          0.00%           0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value       0.65%           N/A              %              1.90%          1.00%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation    0.90%           N/A               0.23%         1.13%          0.00%           1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth               0.45%           N/A               0.30%         0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------

     (4) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 2):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity    0.73%           N/A               0.24%         0.97%           0.00%            0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value      0.65%           N/A              %              1.90%           1.00%            0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation   0.90%           N/A               0.23%         1.13%           0.00%            1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth. . . . . . . 0.45%           N/A               0.30%         0.75%           0.00%            0.75%
--------------------------------------------------------------------------------------------------------------------------

     (2) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select one or more of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation or Business Opportunity Value variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

                            Part C: Other Information

Item 27. Exhibits

(a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 2 to Form S-6 Registration Statement to this File, File No. 33-75610, filed March 6, 1996.

(b)      Not applicable.

(c)  (i)   Form of Distribution and Servicing Agreement by and among Signator
           Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

     (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

     (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

(d) Form of scheduled premium variable life insurance policy, incorporated by reference from the initial registration statement to this File, File No. 33-75610, filed on February 22, 1994.

(e) Form of application for Policy, incorporated by reference from the initial registration statement to this File, File No. 33-75610, filed on February 22, 1994.

(f)  (i)   JHVLICO Certificate of Incorporation is incorporated by reference to
           Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

     (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

(g)      Not applicable.

(h)      Not applicable.

(i)      Not applicable.

(j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

(k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment no. 1 to this Registration Statement, filed on July 14, 1994.

(l)      Not applicable.

(m)      Not applicable.

(n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

(n)(1)   Consent of Independent Auditors, filed herewith.

(o)      Not applicable.

(p)  Not applicable.

(q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor

Directors
---------
Michael A. Bell
Michele G. Van Leer
Ronald J. Bocage
Todd G. Engelsen
Barbara L. Luddy
Dec Mullarkey
Daniel L. Ouellette
Robert R. Reitano
Paul J. Strong

Officers
--------
Michael A. Bell            Chairman
Michele G. Van Leer        Vice Chairman & President
Peter Scavongelli          Secretary
Julie H. Indge             Treasurer
Ronald J. Bocage           Vice President & Counsel
Todd G. Engelsen           Vice President
Dec Mullarkey              Vice President
Barbara L. Luddy           Vice President & Actuary
Daniel L. Ouellette        Vice President
Robert R.Reitano           Vice President - Chief Investment Officer
Paul J. Strong             Vice President and Illustration Actuary
Rosalie M. Calabraro       Assistant Secretary
Stephen J. Blewitt         Vice President - Investment
George H. Braun            Vice President - Investment
Willma H. Davis            Vice President - Investment
Mark W. Davis              Vice President - Investment
Scott S. Hartz             Vice President - Investment
Paul F. Hahesy             Vice President - Investment
E. Kendall Hines, Jr.      Vice President - Investment
Deborah H. McAneny         Vice President - Investment
C. Bruce Metzler           Vice President - Investment
Roger G. Nastou            Vice President - Investment
Phillip J. Peters          Vice President - Investment
Steven Mark Ray            Vice President - Investment
Barry L. Shemin            Vice President - Appointed Actuary
Margaret M. Stapleton      Vice President - Investment
Diane M. Crisileo          Vice President - Investment
Barry E. Welch             Vice President - Investment
Barry Nectow               Vice President - Investment
William McPadden           Vice President - Investment
David Henderson            Vice President - Investment
Earl Baucom                Controller
Patrick Gill               Assistant Controller
Paula M. Pashko            Assistant Controller
Peter S. Mitsopoulos       Assistant Treasurer
Kevin J. McWilliams        Assistant Treasurer

-----------
All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled or Under Common Control with the Depositor or Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant

A list of persons controlled by or under common control with the Depositor is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 26, 2002.

Item 30. Indemnification

Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

(b)  OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.

         NAME                               TITLE
         ----                               -----
         James M. Morris, II        Chairman, CEO and Director
         Wendy A. Benson            President, COO and Director
         Robert H. Watts            Executive Vice President Director
         Katherine P. Klingler      Vice President
         Richard A. Brown           Treasurer
         John A. Morin              Secretary/Clerk
         Daniel L. Ouellette        Director
         Gregory P. Winn            Director
         Wayne A. Budd              Director
         Jeremiah R. Healey, Jr.    Director
         Kendall P. Morgan          Director

------------
All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c)(1) Signator Investors, Inc.

   The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to item 31.(c)(2-5).

Item 32. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2003.


                          On behalf of the Registrant
                      John Hancock Variable Life Account V
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company


                          By: /s/ Michele G. Van Leer
                              -----------------------
                              Michele G. Van Leer
                          President and Vice Chairman




                  John Hancock Variable Life Insurance Company
                                  (Depositor)

                          By: /s/ Michele G. Van Leer
                              -----------------------
                              Michele G. Van Leer
                             President Vice Chairman

Attest: /s/ Peter Scavongelli
        ---------------------
        Peter Scavongelli
        Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

/s/ EARL W. BAUCOM                                    May 1, 2003
------------------
Earl W. Baucom
Controller
(Principal Accounting Officer)


/s/ JULIE H. INDGE                                    May 1, 2003
---------------------------
Julie H. Indge
Treasurer
(Principal Financial Officer)


/s/  MICHELE G. VAN LEER                              May 1, 2003
------------------------
Michele G. Van Leer
Vice Chairman of the Board and President
(Acting Principal Executive Officer)
Signing for herself and as Attorney-In-Fact for:

Michael A. Bell            Chairman of the Board
Ronald J. Bocage           Director
Todd G. Engelsen           Director
Barbara L. Luddy           Director
Dec Mullarkey              Director
Daniel L. Ouellette        Director
Robert R. Reitano          Director
Paul Strong                Director